UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
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REINSURANCE GROUP OF AMERICA, INCORPORATED

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PRELIMINARY COPY

October [  ], 2008
To the Shareholders of Reinsurance Group of America, Incorporated:

You are cordially invited to the special meeting of the shareholders of Reinsurance Group of America, Incorporated, a Missouri corporation, which will be held at the Company’s corporate headquarters at 1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017, on November 25, 2008 at 11:00 a.m. local time.

This booklet includes a formal notice of the special meeting and the proxy statement. At the special meeting, our shareholders will be asked to consider:

1. Conversion Proposal.  A proposal (the “conversion proposal”) to convert the Company’s dual class common stock structure into a single class common stock structure (the “conversion”). Pursuant to the conversion, our class B common stock would convert into our class A common stock on a one-for-one basis (with such class A common stock being automatically redesignated as “common stock”);

2. Charter Proposal.  A proposal (the “charter proposal”), subject to and conditioned upon approval of the conversion proposal, to amend and restate our Amended and Restated Articles of Incorporation (the “charter amendment”) to eliminate provisions relating to our class B common stock and our dual class common stock structure; and

3. Adjournment Proposal.  A proposal to adjourn the special meeting if necessary or appropriate to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to approve the foregoing proposals.

Our board of directors has approved these proposals and recommends that you vote for their approval. Your participation and vote are important. The conversion will not be effected without the affirmative vote of holders of a majority of both classes of our common stock represented in person or by proxy and entitled to vote at the special meeting. The charter amendment will not be effected without the affirmative vote of holders of a majority of the outstanding shares of both classes of our common stock.

Your vote is important. Even if you plan to attend the special meeting in person, please complete, sign, date and promptly return the enclosed proxy card in the enclosed postage-prepaid envelope. This will not limit your right to attend or vote at the special meeting.

The accompanying proxy statement provides detailed information about the proposed conversion. Our board of directors encourages you to read the entire document and the appendix carefully. You may also obtain more information about the Company from documents the Company has filed with the Securities and Exchange Commission.

Thank you for your continued support.

REINSURANCE GROUP OF AMERICA, INCORPORATED

Sincerely,

A. Greig Woodring
President and Chief Executive Officer

REINSURANCE GROUP OF AMERICA, INCORPORATED
1370 Timberlake Manor Parkway
Chesterfield, Missouri 63017

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held November 25, 2008

A special meeting of the shareholders of Reinsurance Group of America, Incorporated, a Missouri corporation, will be held at the Company’s headquarters at 1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017 on November 25, 2008 at 11:00 a.m. local time for the following purposes:

1. Conversion Proposal.  To consider and vote upon a proposal to convert the Company’s dual class common stock structure into a single class common stock structure (the “conversion”). Pursuant to the conversion, our class B common stock, par value $0.01 per share, will be converted into our class A common stock, par value $0.01 per share, on a one-for-one basis (with such class A common stock being automatically redesignated as “common stock”).

2. Charter Proposal.  To consider and vote upon a proposal, subject to and conditioned upon approval of the conversion, to amend and restated our Amended and Restated Articles of Incorporation (the “charter amendment”) to eliminate provisions relating to our class B common stock and our dual class common stock structure.

3. Adjournment Proposal.  To adjourn the special meeting if necessary or appropriate to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to approve the foregoing proposals.

4. Other Business.  To transact such other business as may properly brought before the special meeting or any adjournment or postponement thereof.

The Company’s shareholders of record at the close of business on October 17, 2008 are entitled to notice of, and to vote at, the special meeting and any adjournment or postponement of the special meeting. A complete list of shareholders entitled to vote at the special meeting will be available for 10 days prior to the special meeting during ordinary business hours at the Company’s headquarters located at 1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017.

By order of the Board of Directors of
Reinsurance Group of America, Incorporated

James E. Sherman, Secretary

October [  ], 2008

Whether or not you plan to attend the special meeting, please complete, date and sign the enclosed proxy and mail it promptly in the enclosed stamped envelope.

APPENDIX A: Amended and Restated Articles of Incorporation (marked to reflect all changes to be made to the Company’s existing Amended and Restated Articles of Incorporation)

1370 Timberlake Manor Parkway
Chesterfield, Missouri 63017

PROXY STATEMENT

The accompanying proxy, mailed together with this proxy statement, is being solicited by and on behalf of the board of directors of Reinsurance Group of America, Incorporated, a Missouri corporation, or the “Company,” for use at a special meeting of our shareholders and at any adjournment or postponement thereof. References in this proxy statement to “we,” “us,” “our” or like terms also refer to the Company. This proxy statement and accompanying proxy were first mailed to our shareholders on or about October [  ], 2008.

Date, Time and Place of the Special Meeting

The special meeting of our shareholders will be held at the Company’s headquarters at 1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017 on November 25, 2008 at 11:00 a.m. local time.

Purpose of the Special Meeting and Recommendation of our Board of Directors

At the meeting, shareholders will consider and act upon a proposal (which we refer to as the “conversion proposal”) to convert the Company’s dual class common stock structure into a single class common stock structure (which we refer to as the “conversion”). Pursuant to the conversion, our class B common stock, par value $0.01 per share (which we refer to as the “class B common stock”), will be converted into our class A common stock, par value $0.01 per share (which we refer to as the “class A common stock”), on a one-for-one basis. Following the conversion, subject to the rights of the holders of any of our preferred stock, the holders of the single class of common stock, voting as a class, shall be entitled to elect all members of our board of directors. If authorization is received from the New York Stock Exchange (which we refer to as the “NYSE”), our new common stock will be listed on the NYSE and assigned the ticker symbol “RGA”. We plan to request a symbol change for our class A common stock from “RGA.A” to “RGA” and plan to request our class B common stock to be delisted from the NYSE after the effective date. Furthermore, we expect our new common stock will retain and use the CUSIP security identification number presently assigned to our class A common stock.

At the meeting, shareholders will also consider and act upon a proposal (which we refer to as the “charter proposal”) to amend and restate our Amended and Restated Articles of Incorporation (the “charter amendment”) to eliminate provisions relating to our class B common stock and our dual class common stock structure. The charter proposal is subject to and conditioned upon approval of the conversion proposal.

Our board of directors recommends that you vote “for” both the conversion proposal and the charter proposal.

Our board of directors does not know of any matters to be acted upon at the meeting other than the conversion proposal and the charter proposal.

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to Be Held on November 25, 2008: This proxy statement is available at www.rgare.com.

ABOUT THE MEETING

Who Can Vote

The record date for the determination of holders of our class A common stock and our class B common stock entitled to notice of and to vote at the special meeting, or any adjournment or postponement thereof, is the close of business on October 17, 2008 (which we refer to as the “record date”). As of the record date, there were [          ] shares of class A common stock issued and outstanding and entitled to vote at the meeting, and [          ] shares of class B common stock issued and outstanding and entitled to vote at the meeting.

The holders of record of our class A common stock and our class B common stock as of the record date will be entitled to one vote per share on each matter upon which they are being asked to vote at the special meeting, or any adjournment or postponement thereof.

How Proxies Will be Voted

Shares represented by valid proxies received by telephone, over the Internet or by mail will be voted at the meeting in accordance with the directions given. If the enclosed proxy card is signed and returned without any direction given, the shares will be voted “for” the three proposals.

If a broker holds your shares in “street name,” the broker is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, under the rules of the NYSE, the broker is not allowed to vote your shares with respect to either of the proposals.

Our board of directors does not intend to present, and has no information indicating that others will present, any business at the special meeting other than as set forth in the attached Notice of Special Meeting of Shareholders. If any other matters properly come before the meeting, the proxies solicited hereby will be voted on such matters in accordance with the judgment of the persons voting such proxies.

How to Revoke Your Proxy

You have the unconditional right to revoke your proxy at any time prior to the voting thereof by submitting a later-dated proxy, by attending the meeting and voting in person or by written notice to us addressed to: Reinsurance Group of America, Incorporated, 1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017, Attention Corporate Secretary. No such revocation shall be effective, however, unless and until received by the Company at or prior to the meeting.

Quorum and Required Vote

The presence at the meeting, in person or represented by proxy, of the holders of a majority of the outstanding shares of the Company entitled to vote shall constitute a quorum for purposes of such matter. If a shareholder responds and abstains from voting, such proxy will have the same effect as a vote against the proposals.

Under the rules applicable to broker-dealers, brokers, banks and other nominee record holders holding shares in “street name” have the authority to vote on routine proposals when they have not received instructions from beneficial owners. However, brokers, banks and other nominee record holders are precluded from exercising their voting discretion with respect to the approval of non-routine matters such as the conversion proposal. As a result, absent specific instructions from the beneficial owner, brokers, banks and other nominee record holders are not empowered to vote those “street name” shares. Broker non-votes will have no effect on the outcome of the vote for the conversion proposal or the adjournment proposal because the vote required for approval of the proposal is based on the number of shares actually voted, whether in person or by proxy. Since the vote required for approval of the charter proposal is based on a percentage of the shares of class A common stock and class B common stock outstanding, broker non-votes will have the same effect as a vote against the charter proposal.

In order for the conversion proposal to be approved, it must receive the affirmative vote of the holders of both:

•	a majority of the class A common stock represented in person or by proxy and entitled to vote at the special meeting; and

•	a majority of the class B common stock represented in person or by proxy and entitled to vote at the special meeting.

In order for the charter proposal to be approved, the conversion proposal must be approved and the charter proposal must receive the affirmative vote of the holders of:

•	a majority of the outstanding shares of class A common stock;

•	a majority of the outstanding shares of class B common stock; and

•	a majority of all outstanding shares of common stock.

In order for the adjournment proposal to be approved, it must receive the affirmative vote of the holders of a majority of the shares of class A common stock and class B common stock represented at the special meeting, voting as a single class, whether or not a quorum is present.

MetLife, Inc. and certain of its subsidiaries have granted an irrevocable proxy to the Company and certain officers of the Company and its designees to vote in any election of the Company’s directors, the 3,000,000 shares of class A common stock in proportion to the other holders of that class, and, in all other matters, in proportion to the votes cast by the other holders of class A common stock and class B common stock, taken together as a whole.

Expenses of Soliciting Proxies

The cost of soliciting proxies for the meeting will be borne by the Company. Solicitations may be made on behalf of our board of directors by mail, personal interview, telephone or other electronic means by officers and other employees of the Company, who will receive no additional compensation for these activities. To aid in the solicitation of proxies, we have retained MacKenzie Partners, which will receive a fixed fee of approximately $10,000, in addition to the reimbursement of out-of-pocket expenses, for its performance of certain ministerial services related to the solicitation. MacKenzie Partners will not make any recommendation to shareholders regarding the approval or disapproval of the conversion proposal. We will request banks, brokers, custodians, nominees, fiduciaries and other record holders to forward copies of this proxy statement to persons on whose behalf they hold shares of our class A common stock and our class B common stock and to request authority for the exercise of proxies by the record holders on behalf of those persons. In compliance with the regulations of the Securities and Exchange Commission, or “SEC”, and the NYSE, we will reimburse such persons for reasonable expenses incurred by them in forwarding proxy materials to the beneficial owners of our class A common stock and class B common stock.

How You Can Vote

You can vote your shares at the meeting or by completing, signing, dating and returning your proxy in the enclosed envelope. Most shareholders also have the option of voting their shares on the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on your proxy card or included with your proxy materials. If you vote your proxy over the Internet or by telephone, you do NOT need to mail back your proxy card. If you own shares of both our class A common stock and class B common stock, you will need to vote separately for each class of stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The tables below sets forth, as of September 30, 2008, except as otherwise noted, certain information concerning the beneficial ownership of shares of our class A common stock and class B common stock by:

•	each director of the Company;

•	each executive officer of the Company named in our proxy statement for our last annual meeting;

•	the current directors and executive officers of the Company as a group; and

•	persons who are known to be holders of 5% or more of shares of the Company’s common stock.

Each person has sole voting and investment power over the shares reported except as noted. For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (which we refer to as the “Exchange Act”), pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person has the right to acquire within 60 days. For computing the percentage of the class of securities held by each person or group of persons named above, any shares which such person or persons has the right to acquire within 60 days (as well as the shares of common stock underlying fully vested stock options) are deemed to be outstanding for the purposes of computing the percentage ownership of such person or group but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person or group. No director, nominee or named executive officer owns more than one percent of the Company’s outstanding common stock.

Beneficial Ownership by the Company’s Executive Officers and Directors

Beneficial Ownership of Equity Securities

	Class A Common Stock			Class B Common Stock		Percentage
	Number of		Percent of	Number of	Percent of	of Total
	Shares		Class A	Shares	Class B	Common
	Beneficially		Common	Beneficially	Common	(Both Classes of
Name	Owned(1)		Stock	Owned(1)	Stock	Common Stock)

David B. Atkinson	148,597	(2)	*	—	*	*
William J. Bartlett	5,500		*	—	*	*
J. Cliff Eason	18,750	(3)	*	—	*	*
Stuart I. Greenbaum	24,633	(4)	*	—	*	*
Alan C. Henderson	12,996	(5)	*	—	*	*
Jack B. Lay	80,231	(6)	*	—	*	*
Paul A. Schuster	91,211	(7)	*	—	*	*
Graham Watson	148,268	(8)	*	—	*	*
A. Greig Woodring	444,824	(9)	*	—	*	*
All directors and executive officers as a group (11 persons)	1,045,335	(10)	3.2%	—	*	1.7%

*	Number of shares represents less than one percent of the number of shares of the class or classes (as applicable) of common stock outstanding at September 30, 2008.

(1)	Unless otherwise indicated, each named person has sole voting and investment power over the shares listed as beneficially owned. None of the shares held by directors, nominees or named executive officers are pledged as security.

(2)	Includes for Mr. Atkinson 113,077 shares of class A common stock subject to stock options that are exercisable within 60 days and 28,972 shares of class A common stock for which he shares voting and investment power with his spouse. Also includes 6,548 restricted shares of class A common stock that are subject to forfeiture in accordance with the terms of the specific grant, as to which Mr. Atkinson has no investment power.

(3)	Includes for Mr. Eason 8,250 shares of class A common stock subject to stock options that are exercisable within 60 days.

(4)	Includes for Mr. Greenbaum 13,433 shares of class A common stock subject to stock options that are exercisable within 60 days.

(5)	Includes for Mr. Henderson 6,000 shares of class A common stock subject to stock options that are exercisable within 60 days.

(6)	Includes for Mr. Lay 44,233 shares of class A common stock subject to stock options that are exercisable within 60 days and 16,816 shares of class A common stock for which Mr. Lay shares voting and investment power with his spouse. Also includes 6,548 restricted shares of class A common stock that are subject to forfeiture in accordance with the terms of the specific grant, as to which Mr. Lay has no investment power.

(7)	Includes for Mr. Schuster 63,162 shares of class A common stock subject to stock options that are exercisable within 60 days, and 22,238 shares of class A common stock for which Mr. Schuster shares voting and investment power with his spouse.

(8)	Includes for Mr. Watson 94,415 shares of class A common stock subject to stock options that are exercisable within 60 days and 6,187 shares of class A common stock owned by Intercedent Limited, a Canadian corporation of which Mr. Watson has a majority ownership interest.

(9)	Includes for Mr. Woodring 344,195 shares of class A common stock subject to stock options that are exercisable within 60 days.

(10)	Includes a total of 738,222 shares of class A common stock subject to stock options that are exercisable within 60 days and 13,096 shares of restricted class A common stock that are subject to forfeiture in accordance with the terms of the specific grant, as to which the holder has no investment power.

Beneficial Ownership by Five Percent Shareholders

Beneficial Ownership of Equity Securities

	Class A Common Stock			Class B Common Stock			Percentage
	Number of		Percent of	Number of		Percent of	of Total
	Shares		Class A	Shares		Class B	Common
	Beneficially		Common	Beneficially		Common	(Both Classes of
Name	Owned(1)		Stock	Owned(1)		Stock	Common Stock)(2)

MetLife, Inc.(3)	3,000,000	(3)	9.0%	—		—	4.8%
200 Park Avenue New York, NY 10166-0188
Wellington Management Company, LLP(4)	4,870,951	(4)	14.7%				7.8%
75 State Street Boston, MA 02109
Capital Ventures International(5)				2,757,872	(5)	9.4%	4.4%
One Capitol Place P.O. Box 1787 GT Grand Cayman, Cayman Islands British West Indies
Affiliates of Davidson Kempner Partners(6)				1,850,189	(6)	6.3%	3.0%
65 E 55th St, 19th Fl New York, NY 10022

(1)	Unless otherwise indicated, each named person has sole voting and investment power over the shares listed as beneficially owned.

(2)	Percentages based on the numbers of shares of the class reported as beneficially owned by the reporting person.

(3)	As reported on a Schedule 13D/A filed September 17, 2008 by MetLife, Inc. and certain of its subsidiaries (which we refer to collectively as “MetLife”). Pursuant to a recapitalization and distribution agreement between MetLife, Inc. and RGA dated as of June 1, 2008, MetLife, Inc. agreed that, until the 60th day following the completion of a recapitalization and split-off (which took place on September 12, 2008), MetLife would not sell, exchange, pledge or otherwise transfer or dispose of its 3,000,000 shares of class A common stock. It also agreed that MetLife would thereafter sell, exchange or otherwise dispose of such 3,000,000 shares of class A common stock within 60 months of the completion of the recapitalization and split-off.

Additionally, MetLife, Inc. and certain of its subsidiaries have granted an irrevocable proxy to the Company and certain officers of the Company and its designees to vote in any election of the Company’s directors, the 3,000,000 shares of class A common stock in proportion to the other holders of that class, and, in all other matters, in proportion to the votes cast by the other holders of class A common stock and class B common stock, taken together as a whole.

(4)	As reported on a Schedule 13G/A filed February 14, 2008, Wellington Management Company, LLP (“WMC”) is an investment advisor. Shares are owned of record by clients of WMC, none of which is known to have beneficial ownership of more than five percent of our outstanding shares. WMC has shared voting power of 3,584,626 shares of class A common stock and shared dispositive power of 4,842,151 shares of class A common stock.

(5)	As reported on a Schedule 13G filed September 26, 2008, Susequehanna Advisors Group, Inc. (“Susequehanna”) 401 City Avenue, Suite 220 Bala Cynwyd, PA 19004, is the investment manager to Capital Ventures International (“Capital”) and as such may exercise voting and dispositive power over the shares. Susequehanna has shared voting and dispositive power for 2,757,872 shares of class B common stock.

(6)	As reported on a Schedule 13G filed October 2, 2008, Davidson Kempner Advisers Inc. (“DKAI”) is the general partner of Davidson Kempner International Partners, L.P. (“DKIP”), DKAI is registered as an investment advisor with the SEC, DKIA is the manager of Davidson Kempner International, Ltd. (“DKIL”), Messrs. Thomas L. Kempner, Jr., Marvin H. Davidson, Stephen M. Dowicz, Scott E. Davidson, Michael J. Leffell, Timothy I. Levart, Robert J. Brivio, Jr., Anthony A. Yoseloff, Eric P. Epstein, Avram Z. and Conor Bastable (collectively, the “Principals”) are the general partners of M. H. Davidson & Co. (“CO”) and MHD Management Co. (“MHD”), the sole managing members of Davidson Kempner International Advisors (“DKIA”) and the sole stockholders of DKAI. The Principals may be deemed to beneficially own an aggregate of 1,850,189 shares as a result of their voting and dispositive power over the 1,850,189 shares beneficially owned by Davidson Kempner Partners (“DKP”), DKIP, DKIL and CO. DKIA may be deemed to beneficially own the 969,499 shares beneficially owned by DKIL as a result of its voting and dispositive power over those shares. DKAI may be deemed to beneficially own the 568,008 shares beneficially owned by DKIP as a result of its voting and dispositive power over those shares. MHD may be deemed to beneficially own the 283,079 shares beneficially owned by DKP as a result of its voting and dispositive power over those shares.

PROPOSAL ONE: CONVERSION OF THE COMPANY’S DUAL CLASS COMMON STOCK
STRUCTURE INTO A SINGLE CLASS COMMON STOCK STRUCTURE

Our board of directors has authorized, and recommends for approval, the conversion of the Company’s dual class common stock structure into a single class common stock structure. Pursuant to the conversion, our class B common stock will be converted into our class A common stock on a one-for-one basis.

In order for the conversion proposal to be approved, it must receive the affirmative vote of the holders of both:

•	a majority of the class A common stock represented in person or by proxy and entitled to vote at the special meeting; and

•	a majority of the class B common stock represented in person or by proxy and entitled to vote at the special meeting.

Background of our Dual Class Structure and the Conversion Proposal

The Company has had a dual class common stock structure since September 12, 2008. The dual class structure was created in connection with the divestiture by our former majority shareholder, MetLife, Inc. and its subsidiaries (which we refer to collectively as “MetLife”), of 29,243,539 shares of our class B common stock.

On September 5, 2008, our shareholders held a special meeting. At that meeting, our shareholders approved the recapitalization and distribution agreement between us and MetLife, Inc., including a recapitalization of our common stock and a related amendment and restatement of our articles of incorporation. In the recapitalization, which was completed on September 12, 2008, each issued and outstanding share of our common stock was reclassified as class A common stock. Immediately after this reclassification, MetLife exchanged each share of our class A common stock it held (other than 3,000,000 shares of class A common stock) with the Company for one share of our class B common stock. The recapitalization was completed in conjunction with, and was conditioned upon, the completion of an offer by MetLife, Inc. to its stockholders (which we refer to as the “split-off”) to exchange all of the shares of our class B common stock for shares of MetLife, Inc. common stock.

At the special meeting, our shareholders also approved proposals relating to:

•	Class B Significant Holder Voting Limitation. A provision in our articles of incorporation that restricts the voting power with respect to directors of a holder of more than 15% of our outstanding our class B common stock to 15% of our outstanding our class B common stock; provided that, if such holder also has in excess of 15% of our outstanding class A common stock, such holder of our class B common stock may exercise the voting power of the class B common stock in excess of 15% to the extent that such holder has an equivalent percentage of outstanding class A common stock (which we refer to as the “significant holder voting limitation”);

•	Acquisition Restrictions. A provision in our articles of incorporation that, subject to limited exceptions, restricts for a period until September 13, 2011, our shareholders from becoming a “5-percent shareholder” for purposes of Section 382 of the Internal Revenue Code and the related Treasury regulations and restrict any permitted 5-percent shareholder from further increasing its ownership interest in the Company; and

•	Section 382 Shareholder Rights Plan Proposal. The ratification of our special committee’s decision to adopt and implement an amended and restated Section 382 shareholder rights plan in connection with the recapitalization and MetLife’s divestiture.

Lastly, at the special meeting, our shareholders approved the terms and conditions pursuant to which the conversion could be approved. Specifically, at the September 5, 2008 special meeting our shareholders approved the conversion of our class B common stock into shares of our class A common stock, one a one-for-one basis, if:

•	our board of directors adopts, in its discretion, a resolution submitting the potential conversion proposal to our shareholders; and

•	the holders of a majority of each class of our common stock represented in person or by proxy and entitled to vote and the meeting approve the conversion proposal.

On September 12, 2008, we amended and restated our articles of incorporation and completed the reclassification of all then outstanding shares of our common stock and related preferred purchase rights as class A common stock and related preferred purchase rights. This reclassification was immediately followed by an exchange of class A common stock held by MetLife (other than 3,000,000 shares of class A common stock) for an equal number of shares of newly issued class B common stock and related preferred stock purchase rights. Following the recapitalization, MetLife, Inc. completed the split-off with MetLife’s stockholders, some of whom thereby exchanged all or some of their shares of MetLife common stock for 29,243,539 shares of our class B common stock.

Since the completion of the recapitalization, our class A common stock has been trading on the NYSE under the trading symbol “RGA.A” and our class B common stock has been trading on the NYSE under the symbol “RGA.B”. Since September 12, 2008 until October [  ], 2008, our class B common stock has traded on the NYSE at a discount to our class A common stock. The premium has fluctuated between [          ] and [          ].

In addition to the trading differentials, certain other issues with respect to the dual-class structure have arisen since adoption, including: investor confusion regarding the dual-class structure and certain institutional investors are believed to remain unable to invest in either class of common stock due to the small amount of public float for each class. Further, we expect there will be an increased administrative burden associated with the dual-class structure.

Additionally, during recent months, and particularly in recent weeks, there has been a significant increase in the volatility of the equity markets, which our board of directors believes has heightened the value to investors of having a larger public float and greater liquidity. This increased demand for liquidity is one factor the board reviewed as it decided to consider and recommend the conversion at this time.

We have not issued any class B common stock since the recapitalization. Participants in our stock plans receive shares of class A common stock.

Our board of directors has reviewed the dual class common stock structure. After consideration of the issues and upon consultation with senior management and its financial and legal advisors, our board of directors has determined that the conversion proposal is fair and in the bests interests of the Company and its shareholders, including holders of class A common stock and holders of class B common stock, viewed separately, and has authorized and recommended shareholder approval of the conversion proposal.

Reasons for the Conversion

In determining to approve the conversion and recommend the conversion proposal to our shareholders, our board of directors considered a number of factors, including the possible benefits that the Company and our shareholders may derive from each of the following:

•	creation of a single class of stock with a larger number of shares outstanding and increased public float with greater liquidity;

•	the use of a single class of common stock as acquisition currency and for issuances to third parties;

•	reduction in investor confusion resulting from the dual-class structure;

•	a larger public float in one security makes it more likely that security would be included in any number of broader equity indices;

•	reduced complexity in evaluating and implementing stock repurchase programs and equity incentive programs;

•	reduction in certain administrative expenses resulting from the dual class structure;

•	reduction in the complexity of corporate governance related to the election of directors by the holders of two separate classes; and

•	alignment of voting rights with the economic risks of ownership of our common stock.

The board of directors also considered the following factors in connection with its approval of the conversion and recommendation of the conversion proposal:

•	the holders of our class A common stock and holders of our class B common stock currently have the same economic rights, with the only material differences between the two classes consisting of the following differences in voting rights: (i) the special voting rights for the election of directors, (ii) the significant holder voting limitation, (iii) the class vote to approve the conversion proposal, and (iv) certain other limited matters required by Missouri law;

•	in any reorganization or in any merger, share exchange, consolidation or combination of the Company with any other company, holders of our class A common stock and our class B common stock are entitled to receive the same per share consideration (except for such differences as may be permitted with respect to their existing rights to elect directors);

•	the trading price and trading volume differentials of the class A common stock and class B common stock, taking into account recent market volatility and emergency limitations on certain short selling activities;

•	the historical trading price and trading volume differentials between the two classes of publicly traded stock of certain other companies with dual-class capital structures;

•	in our proxy statement/prospectus dated August 4, 2008 relating to our special meeting of shareholders on September 5, 2008, we disclosed that we expected that, following the recapitalization and split-off, our board of directors would consider the conversion proposal. However, we indicated that there was no binding commitment by our board of directors to, and there could be no assurance that our board of directors would, consider the issue or resolve to submit such a proposal to shareholders, and that there could be no assurance that shareholders would approve such a conversion;

•	the exchange ratios adopted by other companies that have eliminated their dual-class structures;

•	the extent to which the proposed conversion is consistent with certain representations, undertakings and statements made in connection with the private letter ruling that MetLife, Inc. received from the Internal Revenue Service in connection with MetLife’s divestiture of its ownership interest in the Company;

•	the holders of our class A common stock and our class B common stock will each have a class vote on the conversion proposal, and therefore will have an opportunity to decide for themselves whether the conversion should be implemented; and

•	the conversion is not expected to result in taxable income to the Company or to the holders of our class A common stock or class B common stock.

This discussion of information and factors considered by the board of directors is not intended to be exhaustive, but includes the material factors considered by the board of directors in making its decision. In view of the wide variety of factors considered by the board of directors in connection with its evaluation of the conversion proposal and the complexity of these matters, the board of directors did not consider it practicable to, nor did it attempt to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. In considering the factors described above, individual members of the board of directors may have given different weight to different factors. Although one of the potential benefits that our board considered was the administrative cost savings that may result from a simplified capital structure, we cannot assure you that the conversion of our class B common stock will result in any material cost savings. We cannot assure you when or if any specific potential benefits considered by the board of directors will be realized.

Conditions Precedent to Effectiveness of the Conversion

The effectiveness of the proposed conversion of our class B common stock into our class A common stock is conditioned upon each of the following:

•	approval of the conversion proposal by a majority of the class A common stock represented in person or by proxy and entitled to vote at the special meeting;

•	approval of the conversion proposal by a majority of the class B common stock represented in person or by proxy and entitled to vote at the special meeting; and

•	receipt of authorization to list (or to continue the listing of) the single new class of common stock on the NYSE.

Approval of the conversion proposal is not conditioned upon approval of the charter proposal.

The conversion will become effective at the earlier of (i) 5:00 p.m. St. Louis, Missouri time on the date an authorized official designated by the Company accepts the report of the inspector(s) of election or similar official or (ii) immediately prior to the filing of the amended and restated articles of incorporation (if the charter proposal is approved) with the Secretary of State of the State of Missouri.

Reservation of Rights by our Board of Directors

Our board of directors reserves the right to abandon the adoption of the conversion without further action by our shareholders at any time before effectiveness of the conversion proposal (as described above), even if the conversion proposal has been approved by the shareholders at the special meeting and all other conditions to such adoption have been satisfied. Although the board of directors does not anticipate exercising its rights to abandon the conversion proposal nor does it contemplate specific events that would trigger abandonment, the board of directors will defer or abandon the conversion if, in its business judgment, the combination of the class A common stock and the class B common stock is no longer in the best interests of the Company or its shareholders. By voting in favor of the conversion proposal, you will also be expressly authorizing the board to determine not to proceed with, and abandon, the conversion proposal if it should decide to do so.

Certain Effects of the Conversion

If the conversion is completed, each share of our outstanding class B common stock will automatically be reclassified into a share of our class A common stock. Pursuant to the terms of our existing articles of incorporation, such class A common stock would thereafter be deemed to be redesignated as “common stock” (and which we refer to as our “new common stock”) and various provisions relating to the relative rights of class A common stock and class B common stock would be deemed eliminated. The conversion will have the following effects, among others, on the holders of our class A common stock and our class B common stock:

Voting Power — Election of Directors.  The holders of our class B common stock currently have the right to elect at least 80% of the members of our board of directors, and the holders of our class A common stock currently have the right to elect no more than 20% of the members of our board of directors. As described above, a provision in our existing articles of incorporation restricts the voting power with respect to directors of a holder of more than 15% of our outstanding class B common stock to 15% of our outstanding class B common stock; provided that, if such holder also has in excess of 15% of our outstanding class A common stock, such holder of our class B common stock may exercise the voting power of the class B common stock in excess of 15% to the extent that such holder has an equivalent percentage of outstanding class A common stock. After the conversion, all holders of our single class of new common stock will have identical voting rights for the election of all directors. As a result, holders of our class B common stock will no longer have superior rights with respect to the election of members of our board of directors.

Voting Power — All Other Matters.  Missouri law requires a separate class voting right if an amendment to our articles of incorporation would alter the aggregate number of authorized shares or par value of either such class or alter the powers, preferences or special rights of either such class so as to affect these rights adversely. Upon the conversion, the class B common stock will cease to exist and such class vote will no longer be applicable. As to all other matters on which shareholders are entitled to vote, the conversion will have no impact on the voting power of holders of class A common stock and class B common stock. On such matters, the holders of class A common stock and class B common stock are currently entitled to cast approximately 53% and 47%, respectively, of the total number of votes entitled to be cast. After the conversion of our class B common stock, the current holders of class A common stock and the current holders of class B common stock would be entitled to cast the same proportions of the total number of votes entitled to be cast.

Economic Equity Interests.  The proposed conversion will have no impact on the economic equity interests of holders of our class A common stock and our class B common stock, including with regard to dividends, liquidation rights or redemption. As of September 30, 2008, the shares held by the holders of our class A common stock and our class B common stock represent 53% and 47%, respectively, of the total outstanding shares of common stock. After the conversion of our class B common stock, the shares of new common stock held by current holders of our class A common stock and our class B common stock would represent the same proportions of the total outstanding shares of new common stock.

Capitalization.  The conversion will have no impact on the total issued and outstanding shares of common stock. As of September 30, 2008, there were 62,324,164 shares of common stock issued and outstanding, consisting of 33,080,625 shares of our class A common stock and 29,243,539 shares of our class B common stock. After the conversion, there would be 62,324,164 shares of the new common stock outstanding as of such date. In addition, the conversion will not increase our total number of authorized shares of common stock. Accordingly, after the conversion, our authorized capital stock will consist of 140,000,000 shares of common stock (instead of 107,700,000 shares of class A common stock and 32,300,000 shares of class B common stock) and 10 million shares of preferred stock.

Market Price.  After the conversion, the market price of shares of our new common stock will depend, as before the conversion, on many factors including our future performance, general market conditions and conditions in the industries in which we operate, many of which are outside of our control. Accordingly, we cannot predict the price at which our new common stock will trade following the conversion. On October 6, 2008, the date of the announcement of this proposal and the date before filing of the preliminary proxy statement relating to this proposal, the closing prices per share of our class A common stock and our class B common stock on the NYSE were $51.20 and $49.75, respectively. On October [  ], 2008, the date prior to the date of this proxy statement, the closing prices per share of our class A common stock and our class B common stock on the NYSE were $[     ] and $[     ], respectively.

NYSE Listing and CUSIP Numbers.  After the effective date of the conversion, if authorization is received from the NYSE, all of the outstanding shares of our new common stock will be listed on the NYSE and our new common stock will be assigned the ticker symbol “RGA”. We plan to request a symbol change for our class A common stock from “RGA.A” to “RGA” and plan to request our class B common stock to be delisted from the NYSE after the effective date. Furthermore, we expect our new common stock will retain and use the CUSIP security identification number presently assigned to our class A common stock.

Operations.  The proposed conversion will have no impact on our operations, except to the extent that we are able to realize some or all of the potential benefits to the Company from the proposed conversion which are described above.

Resale of New Common Stock.  Shares of our new common stock may be sold in the same manner as our class A common stock and our class B common stock may currently be sold. Our affiliates and holders of any shares that constitute restricted securities will continue to be subject to the restrictions specified in Rule 144 under the Securities Act of 1933, as amended.

Rights Agreement.  We plan to amend and restate our Section 382 Shareholder Rights Agreement to reflect the conversion, effective as of the completion of the conversion, to provide that each outstanding share of new common stock will have an associated right to purchase a fraction of one share of our Series A Preferred Stock on the terms and subject to the conditions set forth in such amended and restated Section 382 Shareholder Rights Agreement.

Stock Incentive Plans.  Upon the conversion, outstanding options to purchase class A common stock and other awards with respect to class A common stock issued under any of our equity incentive plans will be redesignated as options and awards for the same number of shares of new common stock upon the same terms and conditions as before the conversion.

PIERS Units.  Upon the conversion, references to our class A common stock in our outstanding Trust Preferred Income Equity Redeemable Securities Units (and their constituent warrants) will be redesignated as references to our new common stock.

Interests of our Officers and Directors in the Reclassification.  In considering the recommendation of our board of directors, you should be aware that some of our officers and directors may have interests in the conversion that are or may be different from, or in addition to, the interests of some or all of our public shareholders. For instance, our officers and directors hold class A common stock as described under “Security Ownership of Certain Beneficial Owners and Management” above.

As of September 30, 2008, the directors hold an aggregate of 134,825 shares of class A stock and stock options to purchase 486,942 shares of class A common stock. The executive officers hold an aggregate of 272,917 shares of class A stock and stock options to purchase 1,019,357 shares of class A common stock (including 100,629 shares and stock options to purchase 344,195 shares held by an executive officer who is a director). None of our non-employee directors or executive officers holds class B common stock or stock options or rights relating to our class B common stock.

Bylaws.  Upon the conversion, we will amend and restate our bylaws to remove references to our class B common stock.

Certain Federal Income Tax Consequences

We have summarized below certain federal income tax consequences of the conversion based on the Internal Revenue Code (which we refer to as the “Code”). This summary applies only to our shareholders that hold their class A common stock and class B common stock as a capital asset within the meaning of section 1221 of the Code. Further, this summary does not discuss all aspects of federal income taxation that may be relevant to you in light of your individual circumstances. In addition, this summary does not address any state, local or foreign tax consequences of the proposed conversion. This summary is included for general information purposes only and is not intended to constitute advice regarding the federal income tax consequences of the proposed conversion. Since the tax consequences to you will depend on your particular facts and circumstances, you are urged to consult your own tax advisor with respect to the tax consequences of the conversion, including tax reporting requirements.

We believe that as a result of the conversion:

•	no gain or loss will be recognized for federal income tax purposes by any of the holders of our class A common stock or any of the holders of our class B common stock upon the conversion of class B common stock into class A common stock and the designation of the class A common stock as new common stock;

•	a shareholder’s aggregate basis in its shares of new common stock will be the same as the shareholder’s aggregate basis in the class A common stock and class B common stock converted pursuant to the conversion;

•	a shareholder’s holding period for the new common stock will include such shareholder’s holding period for the class A common stock and class B common stock converted pursuant to the conversion, provided that each share of class A common stock and class B common stock was held by such shareholder as a capital asset as defined in Section 1221 of the Code on the effective date of the conversion; and

•	no gain or loss will be recognized for federal income tax purposes by us upon the conversion of our class B common stock into class A common stock and the designation of the class A common stock as new common stock.

Accounting Considerations

We expect that the conversion will not have any material effect on our earnings or book value per share.

Independent Registered Accounting Firm

We do not expect any representative of Deloitte & Touche LLP to be present at the special meeting. Accordingly, we do not except them to make any statements or to be available to respond to appropriate questions.

Stock Certificates

If the proposed conversion is approved, your existing certificates representing shares of class A common stock and class B common stock (or ownership statements in lieu thereof) will automatically represent an equal number of shares of new common stock. Accordingly, it will not be necessary for record holders of class A common stock or class B common stock holding certificated shares to exchange their existing certificates for new certificates. However, if they so desire, such holders may at any time after the effective date exchange their existing certificates for certificates representing shares of our new common stock by contacting our transfer agent.

Required Vote

All holders of record of shares of class A common stock and class B common stock on the record date are entitled to cast one vote per share with regard to the conversion. Approval of the conversion requires the affirmative vote of the holders of both:

•	a majority of the class A common stock represented in person or by proxy and entitled to vote at the special meeting; and

•	a majority of the class B common stock represented in person or by proxy and entitled to vote at the special meeting.

No Appraisal Rights

Holders of our class A common stock and class B common stock do not have appraisal rights under Missouri law or under our articles of incorporation or bylaws in connection with the conversion.

Recommendation of the Board

Our board of directors unanimously recommends a vote “for” the approval of the conversion.

PROPOSAL TWO: ADOPTION OF AMENDMENT AND RESTATEMENT OF AMENDED AND RESTATED ARTICLES OF INCORPORATION

Our board of directors has authorized and recommends for approval an amendment and restatement of our existing articles of incorporation (which we refer to as the “charter amendment”) to eliminate provisions relating to our class B common stock and our dual class common stock structure. We are seeking the approval of our shareholders for this proposed amendment. The charter proposal is subject to and conditioned upon approval of the conversion proposal. However, approval of the conversion proposal is not conditioned upon approval of the charter proposal.

If both the conversion proposal and the charter proposal are approved by the requisite vote of shareholders, we will file amended and restated articles of incorporation with the Secretary of State of the State of Missouri that would eliminate references to class B common stock and redesignate class A common stock as “common stock.” Such amended and restated articles of incorporation would become effective on the date of filing. We would expect to file the amended and restated articles of incorporation with the Missouri Secretary of State as soon as practicable after obtaining shareholder approval, subject to the right of our board of directors to abandon the filing of the amended and restated articles of incorporation, as described in more detail below.

Because this is a summary of the proposed charter amendment, it may not contain all of the information that is important to you. You should read carefully the proposed amendment and restatement of our articles of incorporation attached as Appendix A to this proxy statement before you decide how to vote. In order to facilitate review by our shareholders, Appendix A is marked to reflect all changes to be made as a result of the charter proposal to our existing articles of incorporation.

Reasons for the Charter Amendment

Our board of directors believes that upon a conversion, our articles of incorporation as currently in effect may confuse shareholders and other third parties because of references to our class A common stock, class B common stock, the reclassification effected on September 12, 2008, and the conversion. Amending and restating our articles of incorporation would eliminate such references and may serve to avoid any confusion.

The provisions proposed to be eliminated include:

•	references to authorization of class A common stock, class B common stock and the September 2008 reclassification (Article Three, Section A);

•	restrictions on rights of preferred stock to protect class A common stock and class B common stock (Article Three, Section B);

•	rights of class A common stock and class B common stock (Articles Three, Section C);

•	interpretation of articles of incorporation after the conversion (Article Three, Section D);

•	deemed restatement of articles of incorporation (Article Three, Section E); and

•	requirements for separate class vote to amend Article Three (Article Three, Section F).

Among other things, the charter amendment would also:

•	reflect that certificates representing old class A common stock or class B common stock will represent shares of the new single class of common stock, until surrendered (Article Three, Section A);

•	reflect that each share of new common stock will have one vote per share (Article Three, Section B); and

•	clarify the meaning of “New Common Stock” as used in Article Fourteen (Article Three, Section A).

We do not intend this proposal to make any substantive change to our articles of incorporation (except to reflect the conversion and the elimination of class B common stock). Adoption of the charter proposal will have no effect upon the future operations or capital structure of the Company.

Conditions Precedent to Effectiveness of the Charter Amendment

The effectiveness of the charter amendment is conditioned upon each of the following:

•	approval of the conversion proposal, as described in Proposal One;

•	approval of the charter proposal by a majority of the outstanding shares of class A common stock;

•	approval of the charter proposal by a majority of the outstanding shares of class B common stock;

•	approval of the charter proposal by a majority of all outstanding shares of common stock; and

•	the filing of amended and restated articles of incorporation with the Secretary of State of the State of Missouri.

If any of the above conditions are not satisfied, the charter amendment will not occur.

Reservation of Rights by our Board of Directors

Our board of directors reserves the right to abandon the adoption of the charter amendment without further action by our shareholders at any time before the filing of the amended and restated articles of incorporation with the Missouri Secretary of State, even if the charter proposal has been approved by the shareholders at the special meeting and all other conditions to such adoption have been satisfied. Although the board of directors does not anticipate exercising its rights to abandon the charter proposal nor does it contemplate specific events that would trigger abandonment, the board of directors will defer or abandon the charter amendment if, in its business judgment, the charter proposal is no longer in the best interests of the Company or its shareholders. By voting in favor of the charter proposal, you will also be expressly authorizing the board to determine not to proceed with, and abandon, the charter proposal if it should decide to do so.

Required Vote

All holders of record of shares of class A common stock and class B common stock on the record date are entitled to cast one vote per share with regard to the conversion. Approval of the conversion requires the affirmative vote of the holders of:

•	a majority of the outstanding shares of class A common stock;

•	a majority of the outstanding shares of class B common stock; and

•	a majority of all outstanding shares of common stock.

No Appraisal Rights

Holders of our class A common stock and class B common stock do not have appraisal rights under Missouri law or under our articles of incorporation or bylaws in connection with the charter proposal.

Recommendation of the Board

Our board of directors unanimously recommends a vote “for” the approval of the charter proposal.

PROPOSAL THREE: ADJOURNMENT PROPOSAL

Our board of directors unanimously recommends that shareholders vote “FOR” the approval of the proposal to adjourn the special meeting if necessary or appropriate to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to approve the conversion proposal and the charter proposal. We refer to this as the “adjournment proposal.”

The adjournment proposal requires the approval of the holders of a majority of the outstanding shares of class A common stock and class B common stock, voting together as a single class, present in person or by proxy and entitled to vote on the proposal.

If the special meeting is adjourned to a different place, date, or time, we need not give notice of the new place, date, or time if the new place, date, or time is announced at the meeting before adjournment, unless the adjournment is for more than 90 days. If a new record date is or must be set for the adjourned meeting, notice of the adjourned meeting will be given to persons who are shareholders of record entitled to vote at the special meeting as of the new record date.

SHAREHOLDER PROPOSALS

Our board of directors knows of no other matters which are likely to be brought before the meeting. If any other matters should be properly brought before the meeting, it is the intention of the persons named in the enclosed proxy to vote, or otherwise act, in accordance with their judgment on such matters.

In order for shareholder proposals which are submitted pursuant to Rule 14a-8 of the Exchange Act to be considered by us for inclusion in the proxy material for the annual meeting of shareholders (anticipated to be held on May 27, 2009), they must be received by the Secretary of the Company by December 10, 2008. For proposals that shareholders intend to present at the annual meeting outside the processes of Rule 14a-8 of the Exchange Act, unless the shareholder notifies the Secretary of the Company of such intent by December 10, 2008, any proxy that management solicits for such annual meeting will confer on the holder of the proxy discretionary authority to vote on the proposal so long as such proposal is properly presented at the meeting.

Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

In order for a shareholder to nominate a candidate for director, under our existing articles of incorporation, timely notice of the nomination must be given to the Company in advance of the meeting. Ordinarily, such notice must be given not less than 60 nor more than 90 days before the meeting (but if we give less than 70 days notice of the meeting, or prior public disclosure of the date of the meeting, then the shareholder must give such notice within 10 days after notice of the meeting is mailed or other public disclosure of the meeting is made, whichever occurs first). The shareholder filing the notice of nomination must describe various matters as specified in our articles of incorporation, including such information as name, address, occupation, and number of shares held.

In order for a shareholder to bring other business before a shareholder meeting, timely notice must be given to us within the time limits described above. Such notice must include a description of the proposed business, the reasons for such business, and other matters specified in our articles of incorporation. The board or the presiding officer at the annual meeting may reject any such proposals that are not made in accordance with these procedures or that are not a proper subject for shareholder action in accordance with applicable law. The foregoing time limits also apply in determining whether notice is timely for purposes of rules adopted by the SEC relating to the exercise of discretionary voting authority. These requirements are separate from and in addition to the requirements a shareholder must meet to have a proposal included in our proxy statement.

In each case, the notice must be given to the Company’s Secretary, whose address is 1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017-6039. Any shareholder desiring a copy of our amended and restated Articles of Incorporation or Bylaws will be furnished a copy without charge upon written request to the Company’s Secretary.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC under the Exchange Act. You may read and copy this information at the SEC’s Public Reference Room, located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of this information by mail from the SEC at the above address, at prescribed rates.

The SEC also maintains a website that contains reports, proxy statements and other information that we file electronically with the SEC. The address of that website is www.sec.gov.

Shares of our class A common stock and our class B common stock are listed on the NYSE. You may also inspect reports, proxy statements and other information about the Company at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

The Company’s filings referred to below are also available on our Internet website, www.rgare.com, under “Investor Relations — SEC filings.” Information contained in our Internet website does not constitute a part of this proxy statement. You can also obtain these documents from the Company, without charge (other than exhibits, unless the exhibits are specifically incorporated by reference), by requesting them in writing or by telephone at the following address:

Reinsurance Group of America, Incorporated
1370 Timberlake Manor Parkway
Chesterfield, Missouri 63017
(636) 736-7000

A list of shareholders will be available for inspection by shareholders of record during business hours at our corporate headquarters at 1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017, for ten days prior to the date of the special meeting and will also be available at the special meeting, and continuing to the date of the special meeting and will be available for review at the special meeting or any adjournments thereof.

The SEC allows certain information to be “incorporated by reference” into this document, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this document, except for any information superseded by information contained directly in this document. This document incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about our company and our businesses and our financial conditions:

The following documents filed by RGA (File No. 1-11848) under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of the initial filing of this proxy statement and before the special meeting of shareholders, except for the documents, or portions thereof, that are “furnished” rather than filed, are incorporated by reference into this document:

•	the financial statements, selected quarterly financial data, management’s discussion and analysis of financial condition and results of operations, changes in and disagreements with accountants on accounting and financial disclosure and market risk disclosures contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007, filed with the SEC, and our Quarterly Reports on Form 10-Q for the periods ended March 31, 2008 and June 30, 2008; and

•	our Current Reports on Form 8-K filed April 17, 2008, June 2, 2008, June 5, 2008, July 21, 2008, August 11, 2008, August 29, 2008, September 5, 2008, September 12, 2008, September 17, 2008, September 25, 2008, and October 7, 2008 (other than the portions of those documents not deemed to be filed, except with respect to the Form 8-K filed on September 17, 2008, which shall be incorporated by reference herein).

All documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act from the date of this document to the date of the special meeting of shareholders will also be deemed to be incorporated into this document by reference, which excludes any information furnished pursuant to Item 2.02 or Item 7.01 of any current report on Form 8-K.

Documents incorporated by reference (not including exhibits, unless exhibits are specifically incorporated by reference into the document) are available without charge upon request to our proxy solicitor, MacKenzie Partners at 105 Madison Avenue, New York, NY 10016, (800) 322-2885. In order to ensure timely delivery, any request should be submitted no later than November [18], 2008. If you request any incorporated documents, MacKenzie Partners will mail them to you within one business day after receiving your request.

We have not authorized anyone to give any information or make any representation about the special meeting of shareholders that is different from, or in addition to, that contained in this document or in any of the materials that we have incorporated by reference into this document. Therefore, if anyone does give you information of this sort, you should not rely on it. If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this document are unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this document does not extend to you. The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement/prospectus addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement/prospectus to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if your household currently receives multiple copies and would like to participate in householding in the future, please notify your broker.

ACCESS TO PROXY MATERIALS

This Proxy Statement may be viewed online at www.rgare.com. You may request a physical copy of this Proxy Statement and form of proxy card, without charge, by writing to us at 1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017-6039, Attention Secretary or by calling (636) 736-7243.

Appendix A

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
REINSURANCE GROUP OF AMERICA, INCORPORATED

ARTICLE ONE

NAME

The name of the corporation (hereinafter referred to as the “Corporation”) is: Reinsurance Group of America, Incorporated.

ARTICLE TWO

REGISTERED OFFICE AND AGENT

The address of the Corporation’s registered office in this state is 120 South Central Ave., St. Louis, Missouri 63105. The name of its registered agent at such address is CT Corporation System.

ARTICLE THREE

CAPITAL STOCK

A.  Class and Number of Shares.  The aggregate number, class and par value, if any, of shares which the Corporation shall have authority to issue is 150,000,000 shares, consisting of 140,000,000 shares of common stock, par value $0.01 per share (“Common Stock”)~~, of which 107,700,000 shares shall be designated Class A Common Stock (“Class A Common Stock”) and 32,300,000 shares shall be designated Class B Common Stock (“Class B Common Stock” and collectively with the Class A Common Stock, the “New Common Stock”),~~ and 10,000,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”) ($1,500,000.00 aggregate total).

Immediately upon ~~the~~ effectiveness of these Amended and Restated Articles of Incorporation (the “Effective Time”), and without any further action on the part of the Corporation or its shareholders, each share of ~~Common Stock~~
class A common stock
, par value $0.01 per share
, of the Corporation (the “Old Class A Common Stock”)
, issued and outstanding immediately prior to the Effective Time~~(the “Old Common Stock”) shall be~~
, including Old Class A Common Stock into which shares of class B common stock, par value $0.01 per share, of the Corporation (the “Old Class B Common Stock”) were converted pursuant to their terms (the “Conversion”), shall automatically ~~reclassified and changed into~~
be redesignated as
 one fully paid and nonassessable share of ~~Class A~~ Common Stock.

Each certificate formerly representing a share or shares of Old ~~Common Stock~~
Class A Common Stock (or Old Class B Common Stock, if not theretofore replaced by a certificate representing Old Class A Common stock as a result of the Conversion)
 shall automatically represent from and after the Effective Time, without any further action on the part of the Corporation or any holder thereof, a number of shares of ~~Class A~~ Common Stock equal to the number of shares of Old ~~Common Stock~~
Class A Common Stock (or Old Class B Common Stock, if not theretofore replaced by a certificate representing Old Class A Common stock as a result of the Conversion)
 represented by such certificate immediately prior to the Effective Time; provided
,
 however, that if the Bylaws of the Corporation provide for the issuance of uncertificated shares, and any shares of~~Class A~~ Common Stock (or any stock into which such ~~Class A~~ Common Stock may be converted or exchanged) are issued in uncertificated form in accordance with the Bylaws of the Corporation, then, without any further action on the part of any holder thereof, the Corporation shall cause to be sent to such holder a statement of such holdings, which statement shall include any legends that would be set forth on certificates, if such holder’s shares were represented thereby~~.~~

For clarification purposes, references to “New Common Stock” in Article Fourteen shall mean shares of Old Class A Common Stock or Old Class B Common stock prior to the Effective Time and shares of Common Stock at or after the Effective Time.

~~For clarification purposes, upon the effectiveness of a Conversion (as defined below), the aggregate number, class and par value, if any, of shares which the Corporation shall have authority to issue will be 150,000,000 shares, consisting of 140,000,000 shares of common stock, par value $0.01 per share (“Common Stock”), and 10,000,000 shares of stock, par value $0.01 per share (“Preferred Stock”) ($1,500,000.00 aggregate total).~~

B.  Voting Rights of the Common Stock.  Each holder of the Common Stock shall be entitled to one vote per share of Common Stock on all matters to be voted on by the shareholders.

~~B~~
C
.  Issuance of Preferred Stock, Rights and Preferences Thereof.  The Preferred Stock may be issued from time to time in one or more series, with such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such stock adopted from time to time by the Board of Directors. Without limiting the generality of the foregoing, in the resolution or resolutions providing for the issuance of such shares of each particular series of Preferred Stock, subject to the requirements of the laws of the State of Missouri, the Board of Directors is also expressly authorized:

(i) To fix the distinctive serial designation of the shares of the series;

(ii) To fix the consideration for which the shares of the series are to be issued;

(iii) To fix the rate or amount per annum, if any, at which the holders of the shares of the series shall be entitled to receive dividends, the dates on which and the conditions under which dividends shall be payable, whether dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which dividends shall be cumulative;

(iv) To fix the price or prices at which, the times during which, and the other terms, if any, upon which the shares of the series may be redeemed;

(v) To fix the rights, if any, which the holders of shares of the series have in the event of dissolution or upon distribution of the assets of the Corporation;

(vi) From time to time to include additional shares of Preferred Stock which the Corporation is authorized to issue in the series;

(vii) To determine whether or not the shares of the series shall be made convertible into or exchangeable for other securities of the Corporation, including shares of the Common Stock of the Corporation or shares of any other series of the Preferred Stock of the Corporation, now or hereafter authorized, or any new class of Preferred Stock of the Corporation hereafter authorized, the price or prices or the rate or rates at which conversion or exchange may be made, and the terms and conditions upon which the conversion or exchange rate shall be exercised;

(viii) To determine if a sinking fund shall be provided for the purchase or redemption of shares of the series and, if so, to fix the terms and the amount or amounts of the sinking fund; and

(ix) To fix the other preferences and rights, privileges and restrictions applicable to the series as may be permitted law.

~~Notwithstanding the foregoing, the Corporation shall not issue any shares of Preferred Stock with powers, preferences or rights that adversely affect, limit or qualify the powers, preferences and rights of any class of New Common Stock unless such shares of Preferred Stock adversely affect, limit or qualify, in the same manner and on the same per share basis, the powers, preferences and rights of the other class of New Common Stock.~~

~~C.  Rights of the New Common Stock.  The powers, preferences and rights of the Class A Common Stock and the Class B Common Stock, and the qualifications, limitations or restrictions thereof, shall be identical in all respects, except as otherwise required by law or expressly provided in this Article Three, as follows:~~

~~(i) Cash Dividends~~.  ~~Subject to the rights of the holders of any outstanding series of Preferred Stock, and except as otherwise provided for herein, cash dividends may be declared and paid to the holders of New Common Stock in cash as may be declared thereon by the Board of Directors of the Corporation from time to time out of funds or other assets of the Corporation legally available therefor. If and when cash dividends on the New Common Stock are declared payable from time to time by the Board of Directors, the holders of New Common Stock shall be entitled to share equally, on a per share basis, in all such dividends.~~

~~(ii) Dividends or Distributions of New Common Stock~~.  ~~Subject to the rights of the holders of any outstanding series of Preferred Stock, and except as otherwise provided for herein, the holders of New Common Stock shall be entitled to receive such dividends and other distributions in New Common Stock of the Corporation as may be declared thereon by the Board of Directors of the Corporation from time to time out of assets of the Corporation legally available therefor. In the case of dividends or other distributions payable in, or reclassifications involving, New Common Stock, including distributions pursuant to stock splits or subdivisions of New Common Stock, only shares of Class A Common Stock shall be paid or distributed with respect to shares of Class A Common Stock and only shares of Class B Common Stock shall be paid or distributed with respect to shares of Class B Common Stock. The number of shares of Class A Common Stock and Class B Common Stock so paid or distributed shall be equal in number on a per share basis.~~

~~(iii) Property Dividends.  Subject to the rights of the holders of any outstanding series of Preferred Stock, and except as otherwise provided for herein, dividends may be declared and paid to the holders of New Common Stock in stock of any corporation (other than New Common Stock of the Corporation) or property of the Corporation (a “property dividend”) as may be declared thereon by the Board of Directors of the Corporation from time to time out of funds or other assets of the Corporation legally available therefor. If at any time a property dividend is to be paid in rights to purchase shares of the capital stock of the Corporation (a “rights dividend”), then: (I) if the rights dividend is of rights that entitle the holder thereof to purchase shares of Class A Common Stock (or shares of capital stock of the Corporation having voting rights equivalent to those of the Class A Common Stock (“Equivalent Class A Shares”)) or Class B Common Stock (or shares of capital stock of the Corporation having voting rights equivalent to those of the Class B Common Stock (“Equivalent Class B Shares”)) (whether initially or upon any adjustment thereunder), then only rights to acquire Class A Common Stock or Equivalent Class A Shares may be paid to holders of Class A Common Stock and only rights to acquire Class B Common Stock or Equivalent Class B Shares may be paid to holders of Class B Common Stock; and (II) if the rights dividend is of rights that entitle the holder thereof to purchase shares of capital stock of the Corporation other than Class A Common Stock (or Equivalent Class A Shares) or Class B Common Stock (or Equivalent Class B Shares) (whether initially or upon any adjustment thereunder), then the Board of Directors of the Corporation may pay such dividend of rights to the holders of Class A Common Stock and Class B Common Stock in such manner as the Board of Directors may determine. Subject to the foregoing, if and when any property dividend on the New Common Stock is declared payable from time to time by the Board of Directors, the holders thereof shall be entitled to share equally, on a per share basis, in all such dividends and other distributions.~~

~~(iv) Stock Subdivisions, Splits and Combinations.  The Corporation shall not subdivide, split, reclassify or combine stock of either class of New Common Stock without at the same time making a proportionate subdivision, split, reclassification or combination of the other class.~~

~~(v) Voting.  Voting power shall be divided between the classes of New Common Stock as follows:~~

~~(a) With respect to the election of directors, holders of Class A Common Stock and Equivalent Class A Shares together with the holders of any other class or series of stock which by its terms is~~

~~entitled to vote with the Class A Common Stock in the election of directors (the Class A Common Stock and Equivalent Class A Shares, together with such other shares, the “Voting A Shares”), voting separately as a class, shall be entitled to elect that number of directors which constitutes 20% of the authorized number of members of the Board of Directors (or, if such 20% is not a whole number, then the nearest lower whole number of directors that is closest to 20% of such membership) (the “Class A Directors”); provided that, if there shall be a Conversion (as defined in Section C.(viii) of Article Three), then, subject to the rights of the holders of any then outstanding shares of any other class or series of stock, and except as otherwise provided for herein, the Class A Directors shall constitute 100% of the authorized members of the Board of Directors. Each share of Class A Common Stock shall have one vote in the election of the Class A Directors. Holders of Class B Common Stock and Equivalent Class B Shares, together with the holders of shares of any other class or series of stock which, by its terms, is entitled to vote with the Class B Common Stock in the election of directors (the Class B Common Stock and Equivalent Class B Shares, together with such other shares, the “Voting B Shares”), voting separately as a class, shall be entitled to elect the remaining directors (the “Class B Directors”). Each share of Class B Common Stock shall have one vote in the election of such directors. The initial Class A Directors shall be designated by a majority of the directors of the Corporation as of the effectiveness of these Amended and Restated Articles of Incorporation, and the holders of the Voting A Shares, voting separately as a class, shall be entitled to vote for the election of such Class A Directors at the respective annual meeting(s) of shareholders in which the classes of such Class A Directors are presented to such holders for election. The initial Class B Directors shall be designated by a majority of the directors of the Corporation as of the effectiveness of these Amended and Restated Articles of Incorporation, and the holders of the Voting B Shares, voting separately as a class, shall be entitled to vote for the election of such Class B Directors at the respective annual meeting(s) of shareholders in which the classes of such Class B Directors are presented to such holders for election. For purposes of this Section C.(v)(a) of Article Three, references to the authorized number of members of the Board of Directors shall not include any directors whom the holders of any shares of any series or class of Preferred Stock have the right to elect voting separately as one or more series or class(es). All newly created directorships resulting from an increase in the authorized number of directors shall be allocated between Class A Directors and Class B Directors such that at all times the number of Class B Directors shall be 80% of the authorized number of members of the Board of Directors (or if such 80% is not a whole number, then the nearest higher whole number) and the remaining directorships shall be Class A Directors.~~

~~(b) Subject to the last sentence of this Section C.(v)(b) of Article Three, notwithstanding anything to the contrary contained in Section C.(v)(a) of this Article Three, for so long as any person or entity or group of persons or entities acting in concert beneficially owns 15% (the “Threshold Amount”) or more of the outstanding shares of Class B Common Stock, then in any election of directors or other exercise of voting rights with respect to the election or removal of directors, such person, entity or group shall only be entitled to vote (or otherwise exercise voting rights with respect to) a number of shares of Class B Common Stock that constitutes a percentage of the total number of shares of Class B Common Stock then outstanding which is equal to the greater of (i) the Threshold Amount or (ii) such person, entity or group’s Entitled Voting Percentage (such number of shares, the “Voting Cap”), and the Corporation shall disregard any such votes purported to be cast in excess of the Voting Cap. For all purposes hereof, a person, entity or group’s “Entitled Voting Percentage” at any time shall mean the lesser of (X) the percentage at such time of the then outstanding shares of Class A Common Stock beneficially owned by such person, entity or group at such time or (Y) the percentage at such time of the then outstanding Class B Common Stock beneficially owned by such person, entity or group. For purposes of this Section C.(v)(b) of Article Three, a “beneficial owner” of New Common Stock includes any person or entity or group of persons or entities who, directly or indirectly, including through any contract, arrangement, understanding, relationship or otherwise, written or oral, formal or informal, control the voting power (which includes the power to vote or to direct the voting) of such New Common Stock within the~~

~~meaning of Rule 13d-3(a)(1) under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”). To the extent that the voting power of any share of Class B Common Stock cannot be exercised pursuant to this Section C.(v)(b) of Article Three, such share of Class B Common Stock shall not be included in the determination of the voting power of the Corporation for such purposes under these Amended and Restated Articles of Incorporation or the General and Business Corporation Law of Missouri, but shall be deemed to be present and entitled to vote for purposes of determining the presence of a quorum. This Section C.(v)(b) of Article Three shall not apply to (x) any solicitation of any revocable proxy from any stockholder of the Corporation by or on behalf of the Corporation or by any officer or director of the Corporation acting on behalf of the Corporation or (y) any solicitation of any revocable proxy from any stockholder of the Corporation by any other stockholder that is conducted pursuant to, and in accordance with, Regulation 14A promulgated pursuant to the Exchange Act, and is not then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report).~~

~~(c) Except as otherwise specified herein, the holders of Class A Common Stock and holders of Class B Common Stock (I) shall in all matters not otherwise specified in this Section C.(v) of Article Three vote together, and not separately, as a single class (including, without limitation, with respect to increases or decreases in the authorized number of shares of any class of New Common Stock), with each share of Class A Common Stock and Class B Common Stock having one vote, and (II) shall be entitled to vote as separate classes only when required by law to do so under mandatory statutory provisions that may not be varied, modified, superseded or otherwise overridden in these Amended and Restated Articles of Incorporation.~~

~~(d) Except as set forth in this Section C.(v) of this Article Three, the holders of Class A Common Stock shall have exclusive voting power (except for any voting powers of any Preferred Stock) on all matters at any time when no Class B Common Stock is issued and outstanding, and the holders of Class B Common Stock shall have exclusive voting power (except for any voting powers of any Preferred Stock) on all matters at any time when no Class A Common Stock is issued and outstanding.~~

~~(vi) Merger, Consolidation or Reorganization.  The Corporation shall not enter into any reorganization, or into any merger, share exchange, consolidation or combination of the Corporation with one or more other entities (whether or not the Corporation is the surviving entity), unless each holder of an outstanding share of Class A Common Stock shall be entitled to receive with respect to such share the same kind and amount of consideration (including shares of stock and other securities and property (including cash)), if any, receivable upon such reorganization, merger, share exchange, consolidation or other combination by a holder of an outstanding share of Class B Common Stock, and each holder of an outstanding share of Class B Common Stock shall be entitled to receive with respect to such share the same kind and amount of consideration (including shares of stock and other securities and property (including cash)), if any, receivable upon such reorganization, merger, share exchange, consolidation or other combination by a holder of an outstanding share of Class A Common Stock, in each case without distinction between classes of New Common Stock; provided, however, that the Board of Directors may permit the holders of shares of Class A Common Stock and the holders of shares of Class B Common Stock to receive different kinds of shares of stock in such reorganization, merger, share, exchange, consolidation or combination if the Board of Directors determines in good faith that the only difference in such shares is the inclusion of voting rights that maintain the different voting rights of the holders of Class A Common Stock and holders of Class B Common Stock with respect to the election of the applicable percentage of the authorized number of members of the Board of Directors as described in Section C.(v)(a) of this Article Three.~~

~~(vii) Dissolution.  In the event of any dissolution, liquidation or winding-up of the affairs of the Corporation, whether voluntary or involuntary, after payment in full of the amounts required to be paid to the holders of Preferred Stock, the remaining assets and funds of the Corporation shall be distributed pro rata to the holders of the Class A Common Stock and the holders of Class B Common Stock on an equal per share basis, without distinction between classes. For purposes of this Section C.(vii) of this~~

~~Article Three, the voluntary sale, lease, or exchange, mortgage, pledge, transfer or other disposition, in one transaction or a series of transactions (for cash, property, shares or other securities or other obligations of the Corporation or the surviving or new corporation or entity), of all or substantially all of the assets of the Corporation or a consolidation or merger of the Corporation with one or more other constituent corporations or entities (whether or not the Corporation is the entity surviving such consolidation or merger) shall not be deemed to be a dissolution, liquidation or winding-up, whether voluntary or involuntary.~~

~~(viii) Conversion Upon the Occurrence of Certain Events~~.

~~(a) Each share of Class B Common Stock shall be converted into one share of Class A Common Stock (“Conversion”) if and only if the Corporation’s Board of Directors determines to submit to the shareholders of the Corporation, at a duly called meeting of shareholders, a proposal to effect such conversion, and such proposal receives the affirmative vote of a majority of the shares of Class A Common Stock and Class B Common Stock entitled to vote and present in person or by proxy at the meeting, each voting separately as a class; provided that, at such meeting of shareholders, every holder of New Common Stock shall be entitled to one vote in person or by proxy for each share of New Common Stock standing in his or her name on the transfer books of the Corporation; and provided further, that such conversion shall be effective on the effective date set forth in such proposal.~~

~~(b) In the event of a Conversion, certificates that formerly represented outstanding shares of Class B Common Stock shall thereafter be deemed to represent an equal number of shares of Class A Common Stock, and all authorized shares of Class A Common Stock and Class B Common Stock shall consist of only Common Stock.~~

~~(c) The Corporation will provide notice of any Conversion to holders of record of New Common Stock as soon as practicable following such Conversion; provided, however, that the Corporation may satisfy such notice requirement by providing such notice prior to such Conversion. Such notice shall be provided by mailing notice of such Conversion, first class postage prepaid, to each holder of record of the New Common Stock, at such holder’s address as it appears on the transfer books of the Corporation; provided, however, that neither the failure to give such notice nor any defect therein shall affect the validity of the Conversion. Each notice shall state, as appropriate, the following:~~

~~(I) the effective date of the Conversion;~~

~~(II) that all outstanding shares of Class B Common Stock are converted into Class A Common Stock;~~

~~(III) the place or places at which certificates for such shares of Class B Common Stock are to be surrendered for certificates for an equivalent number of shares of Class A Common Stock; and~~

~~(IV) that no dividends will be declared on the shares of Class B Common Stock after such Conversion.~~

~~(d) Immediately upon such Conversion, the rights of the holders of shares of Class B Common Stock as such shall cease and such holders shall be treated for all purposes as having become the record owners of the shares of Class A Common Stock issued upon such Conversion; provided, however, that such persons shall be entitled to receive when paid any dividends declared on the Class B Common Stock as of a record date preceding the time of such Conversion and unpaid as of the time of such Conversion, subject to Section C.(viii)(e) of this Article Three.~~

~~(e) Upon any Conversion, any dividend in the form of Class B Common Stock for which the record date or payment date which may have been declared on the shares of Class B Common Stock shall be deemed to have been declared, and shall be payable, with respect to the shares of Class A Common Stock into or for which such shares of Class B Common Stock shall have been so converted, and any such dividend which shall have been declared on such shares payable in shares of Class B Stock shall be deemed to have been declared, and shall be payable, in shares of Class A Common Stock.~~

~~(f) [Reserved]~~

~~(g) The Corporation shall not be required to pay any documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Class A Common Stock on the Conversion, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.~~

~~(h) The Board of Directors shall have the power to authorize the Corporation to purchase or otherwise acquire from time to time shares of any series or class of stock herein or hereafter authorized from such persons, firms, associations or corporations, in such manner and on such terms and for such consideration as the Board of Directors shall from time to time, in its discretion, determine, whether or not less consideration could be paid upon the purchase of the same number of shares of another series or class, and as otherwise permitted by law.~~

~~(i) The Board of Directors shall have the power to authorize the Corporation to issue and sell all or any part of any series or class of stock herein or hereafter authorized, from time to time, and at such time or times, in such amounts and manner to such persons, firms, associations or corporations, and for such consideration, whether in cash, property or otherwise, as the Board of Directors shall from time to time, in its discretion, determine, whether or not greater consideration could be received upon the issue or sale of the same number of shares of another series or class, and as otherwise permitted by law.~~

~~D.  Interpretation.  For purposes of these Amended and Restated Articles of Incorporation, for so long as shares of the Class B Common Stock are outstanding, all references in Article Six and Article Nine to “Common Stock” shall be interpreted as references to New Common Stock, and at such time as a deemed restatement of these Amended and Restated Articles of Incorporation shall have occurred pursuant to Section E of this Article Three, as references to “Common Stock.”~~

~~E.  Deemed Restatement of Articles of Incorporation following a Conversion~~.

~~(i) Following the effectiveness of any Conversion, each of Sections C, D and F and this paragraph (i) of this Section E of this Article Three shall be deemed to be deleted in its entirety from this Article Three (except for subclauses C.(viii)(d) and (e) hereof to the extent that any dividends on the Class B Common Stock shall have been declared but not paid) automatically and without further action by the shareholders or the Corporation, with appropriate renumbering of the remaining sections hereof, and all references to Class B Common Stock in these Amended and Restated Articles of Incorporation shall be references to the New Common Stock, which thereafter shall be designated and referred to as the “Common Stock” of the Corporation and the provisions of clause C.(v) of this Article Three shall have no further force or effect. Unless prohibited by the Missouri General and Business Corporation Law, the Corporation may restate these Amended and Restated Articles of Incorporation in their entirety to give effect to this provision, and any such restatement need not include this clause (i) of Paragraph E and may renumber and/or appropriately relocate paragraph E.(ii) within this Article Three.~~

~~(ii) Subject to the rights of the holders of Preferred Stock, following the effectiveness of any Conversion, the holders of the Common Stock, voting as a class, shall be entitled to elect all members of the Board of Directors.~~

~~F.  Amendment to this Article Three.  Except as otherwise provided by law, and subject to any rights of the holders of Preferred Stock, the affirmative vote of the holders of at least a majority of the then outstanding shares of Class A Common Stock and the Class B Common Stock, voting together as a single class, shall be required to amend, alter, change or repeal the provisions of this Article Three; provided, however, that with respect to any proposed amendment which would amend, alter, change or repeal the powers, preferences or special rights of the Class A Common Stock or Class B Common Stock so as to affect them adversely, the affirmative vote of the holders of at least a majority of the outstanding shares of the class affected by the proposed amendment, voting separately as a class, shall be obtained in addition to the affirmative vote of the holders of at least a majority of the Class A Common Stock and Class B Common Stock, voting together as a single class as provided above.~~

ARTICLE FOUR

ADDITIONAL PROVISIONS REGARDING CERTAIN SHAREHOLDER RIGHTS

A.  Preemptive Rights.  All preemptive rights of shareholders are hereby denied, so that no stock or other security of the Corporation shall carry with it and no holder or owner of any share or shares of stock or other security or securities of the Corporation shall have any preferential or preemptive right to acquire additional shares of stock or any other security of the Corporation.

B. Cumulative Voting.  All cumulative voting rights are hereby denied, so that none of the Common Stock, the Preferred Stock or any other security of the Corporation shall carry with it and no holder or owner of any Common Stock, Preferred Stock or any other security shall have any right to cumulative voting in the election of directors or for any other purpose.

ARTICLE FIVE

INCORPORATOR

The name and place of residence of the incorporator is:

Donna J. Holsten
6140 Wanda
St. Louis, Missouri 63116

ARTICLE SIX

DIRECTORS

A.  Number and Classes of Directors.  The number of directors to constitute the Board of Directors of the Corporation is ten. Thereafter, the number of directors shall be fixed by, or in the manner provided in, the Bylaws of the Corporation. The Board of Directors shall be divided into three classes, as nearly equal in number as possible, with the mode of such classification to be provided for in the Bylaws of the Corporation. Directors other than certain Directors elected to the initial Board of Directors shall be elected to hold office for a term of three years, with the term of office of one class expiring each year. As used in these Articles of Incorporation, the term “entire Board of Directors” means the total number of Directors fixed by, or in accordance with, these Articles of Incorporation or the Bylaws of the Corporation.

B.  Removal of Directors.  Subject to the rights, if any, of the holders of any class of capital stock of the Corporation (other than the Common Stock) then outstanding, (1) any Director, or the entire Board of Directors, may be removed from office at any time prior to the expiration of his term of office only for cause and only by the affirmative vote of the holders of record of outstanding shares representing at least 85% of all of the then outstanding shares of capital stock of the Corporation then entitled to vote generally in the election of Directors, voting together as a single class at a special meeting of shareholders called expressly for that purpose (such vote being in addition to any required class or other vote); and (2) any Director may be removed from office by the affirmative vote of a majority of the entire Board of Directors at any time prior to the expiration of his term of office, as provided by law, in the event that the Director fails to meet any qualifications stated in the Bylaws for election as a Director or in the event that the Director is in breach of any agreement between the Director and the Corporation relating to the Director’s service as a Director or employee of the Corporation.

C.  Nominations.  Subject to the rights, if any, of holders of any class of capital stock of the Corporation (other than the Common Stock) then outstanding, nominations for the election of Directors may be made by the affirmative vote of a majority of the entire Board of Directors or by any shareholder of record entitled to vote generally in the election of Directors. Any shareholder who otherwise desires to nominate one or more persons for election as a Director at any meeting of shareholders held at any time may do so only if the shareholder has delivered timely notice of the shareholder’s intent to make such nomination or nominations, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation not less than 60 days nor more than 90 days prior to the meeting; provided, however, that if less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, such notice by the shareholder to be timely must be received not later than the close of business on the 10th day following the day on which the notice of the date of meeting was mailed or public disclosure was made, whichever occurs first. A shareholder’s notice to the Secretary shall set forth: (1) the name and address of record of the shareholder who intends to make the nomination; (2) a representation that the shareholder is a holder of record of shares of capital stock of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (3) the class and number of shares of the capital stock that are beneficially owned by the shareholder on the date of such notice; (4) the name, age, business and residential address, and principal occupation or employment of each proposed nominee; (5) the class and number of shares of capital stock that are beneficially owned by such nominee on the date of such notice; (6) a description of all arrangements or understandings between the shareholder and each nominee and the name of any other person or persons pursuant to which the nomination or nominations are to be made by the shareholder; (7) any other information regarding each proposed nominee that would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (8) the written consent of each proposed nominee to being named as a nominee in the proxy statement and to serve as a Director of the Corporation if so elected. The Corporation may require any proposed nominee to furnish any other information it may reasonably require to determine the eligibility of the proposed nominee to serve as a Director of the Corporation. The presiding officer of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedure, and if he should make that determination, he shall so declare at the meeting and the defective nomination shall be disregarded.

D.  Vacancies.  Subject to the rights, if any, of the holders of any class of capital stock of the Corporation (other than the Common Stock) then outstanding, any vacancies in the Board of Directors which occur for any reason prior to the expiration of the term of office of the class in which the vacancy occurs, including vacancies which occur by reason of an increase in the number of Directors, shall be filled only by the Board of Directors, acting by the affirmative vote of a majority of the remaining Directors then in office (although less than a quorum).

ARTICLE SEVEN

DURATION

The duration of the Corporation is perpetual.

ARTICLE EIGHT

PURPOSES

The Corporation is formed for the following purposes:

1. To purchase, take, receive, subscribe or otherwise acquire, own, hold, use, employ, sell, mortgage, loan, pledge, or otherwise dispose of, and otherwise deal in and with the shares or other interests in, or obligations of, other domestic and foreign corporations, associations, partnerships or individuals;

2. To be a general or limited partner in any general or limited partnership;

3. To take such actions and transact such other business as are incidental to and connected with the purposes set forth above; and

4. To do anything permitted of corporations pursuant to the provisions of The General and Business Corporation Law of Missouri, as amended from time to time.

ARTICLE NINE

SHAREHOLDERS’ MEETINGS

A.  Special Meetings.  A special meeting of the shareholders may be called only by the Board of Directors pursuant to a resolution adopted by the affirmative vote of a majority of the entire Board of Directors or by the Chairman of the Board of Directors or the President. Only such business shall be conducted, and only such proposals shall be acted upon, as are specified in the call of any special meeting of shareholders.

B.  Annual Meetings.  At any annual meeting of shareholders only such business shall be conducted, and only such proposals shall be acted upon, as shall have been properly brought before the meeting by the Board of Directors or by a shareholder of record entitled to vote at such meeting. For a proposal to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation not less than 60 days nor more than 90 days prior to the annual meeting; provided, however, that if less than 70 days’ notice or prior public disclosure of the date of the annual meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the 10th day following the earlier of (1) the day on which notice of the date of the annual meeting was mailed or (2) the day on which public disclosure was made. A shareholder’s notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (a) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting this business at the annual meeting; (b) the name and address of record of the shareholder proposing the business and any other shareholders known by such shareholder to be supporting the proposal; (c) the class and number of shares of the capital stock which are beneficially owned by the shareholder on the date of the shareholder notice and by any other shareholders known by such shareholder to be supporting the proposal on the date of the shareholder notice; and (d) any material interest of the shareholder in the proposal.

The Board of Directors may reject any shareholder proposal submitted for consideration at the annual meeting which is not made in accordance with the terms of this Article Nine or which is not a proper subject for shareholder action in accordance with provisions of applicable law. Alternatively, if the Board of Directors fails to consider the validity of any shareholder proposal, the presiding officer of the annual meeting may, if the facts warrant, determine and declare at the annual meeting that the shareholder proposal was not made in accordance with the terms of this Article Nine and, if he should make that determination, he shall so declare at the meeting and the business or proposal shall not be acted upon. This provision shall not prevent the consideration and approval or disapproval at the annual meeting of reports of officers, directors and committees of the Board of Directors, but, in connection with such reports, no new business shall be acted upon at the meeting unless stated, filed and received as herein provided.

C.  Action by Written Consent.  Any action required or permitted to be taken by the shareholders of the Corporation may, if otherwise allowed by law, be taken without a meeting of shareholders only if consents in writing, setting forth the action so taken, are signed by all of the shareholders entitled to vote with respect to the subject matter thereof.

ARTICLE TEN

AMENDMENT OF BYLAWS

The Bylaws of the Corporation may be amended, altered, changed or repealed, and a provision or provisions inconsistent with the provisions of the Bylaws as they exist from time to time may be adopted, only by the majority of the entire Board of Directors.

ARTICLE ELEVEN

AMENDMENT OF ARTICLES OF INCORPORATION

The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on the shareholders, directors and officers of the Corporation are subject to this reserved power; provided, that (in addition to any required class or other vote) the affirmative vote of the holders of record of outstanding shares representing at least 85% of all of the outstanding shares of capital stock of the Corporation then entitled to vote generally in the election of Directors, voting together as a single class, shall be required to amend, alter, change or repeal, or adopt any provision or provisions inconsistent with, Articles Four, Six, Nine, Ten, Twelve, or this Article Eleven of these Articles of Incorporation.

ARTICLE TWELVE

INDEMNIFICATION AND RELATED MATTERS

A.  Actions Involving Directors and Officers.  The Corporation shall indemnify each person (other than a party plaintiff suing on his own behalf or in the right of the Corporation) who at any time is serving or has served as a director or officer of the Corporation against any claim, liability or expense incurred as a result of this service, or as a result of any other service on behalf of the Corporation, or service at the request of the Corporation as a director, officer, employee, member or agent of another corporation, partnership, joint venture, trust, trade or industry association or other enterprise (whether incorporated or unincorporated, for-profit or not-for-profit), to the maximum extent permitted by law. Without limiting the generality of the foregoing, the Corporation shall indemnify any such person who was or is a party (other than a party plaintiff suing on his own behalf or in the right of the Corporation), or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including, but not limited to, an action by or in the right of the Corporation) by reason of such service against expenses (including, without limitation, attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding.

B.  Actions Involving Employees or Agents.

1. The Corporation may, if it deems appropriate and as may be permitted by this Article, indemnify any person (other than a party plaintiff suing on his own behalf or in right of the Corporation) who at any time is serving or has served as an employee or agent of the Corporation against any claim, liability or expense incurred as a result of such service or as a result of any other service on behalf of the Corporation, or service at the request of the Corporation as a director, officer, employee, member or agent of another corporation, partnership, joint venture, trust, trade or industry association or other enterprise (whether incorporated or unincorporated, for-profit or not-for-profit), to the maximum extent permitted by law or to such lesser extent as the Corporation, in its discretion, may deem appropriate. Without limiting the generality of the foregoing, the Corporation may indemnify any such person who was or is a party (other than a party plaintiff suing on his own behalf or in the right of the Corporation), or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including, but not limited to, an action by or in the right of the Corporation) by reason of such service against expenses (including, without limitation, attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding.

2. To the extent that an employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section B (1) of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the action, suit or preceding.

C.  Determination of Right to Indemnification in Certain Circumstances.  Any indemnification required under Section A of this Article or authorized by the Corporation in a specific case pursuant to Section B of this Article (unless ordered by a court) shall be made by the Corporation unless a determination is made reasonably and promptly that indemnification of the director, officer, employee or agent is not proper under the circumstances because he has not met the applicable standard of conduct set forth in or established pursuant to this Article. Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by majority vote of the shareholders; provided that no such determination shall preclude an action brought in an appropriate court to challenge such determination.

D.  Advance Payment of Expenses.  Expenses incurred by a person who is or was a director or officer of the Corporation in defending a civil or criminal action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of an action, suit or proceeding, and expenses incurred by a person who is or was an employee or agent of the Corporation in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by or at the direction of the Board of Directors, in either case upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in or pursuant to this Article.

E.  Not Exclusive Right.  The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled, whether under the Bylaws of the Corporation or any statute, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

F.  Indemnification Agreements Authorized.  Without limiting the other provisions of this Article, the Corporation is authorized from time to time, without further action by the shareholders of the Corporation, to enter into agreements with any director, officer, employee or agent of the Corporation providing such rights of indemnification as the Corporation may deem appropriate, up to the maximum extent permitted by law. Any agreement entered into by the Corporation with a director may be authorized by the other directors, and such authorization shall not be invalid on the basis that similar agreements may have been or may thereafter be entered into with other directors.

G.  Standard of Conduct.  Except as may otherwise be permitted by law, no person shall be indemnified pursuant to this Article (including without limitation pursuant to any agreement entered into pursuant to Section F of this Article) from or on account of such person’s conduct which is finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct. The Corporation may (but need not) adopt a more restrictive standard of conduct with respect to the indemnification of any employee or agent of the Corporation.

H.  Insurance.  The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or who is or was otherwise serving on behalf or at the request of the Corporation against any claim, liability or expense asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article.

I.  Certain Definitions.  For the purposes of this Article:

1. Any director or officer of the Corporation who shall serve as a director, officer or employee of any other corporation, partnership, joint venture, trust or other enterprise of which the Corporation, directly or indirectly, is or was the owner of 20% or more of either the outstanding equity interests or the outstanding voting stock (or comparable interests), shall be deemed to be so serving at the request of the Corporation, unless the Board of Directors of the Corporation shall determine otherwise. In all other instances where any person shall serve as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise of which the Corporation is or was a shareholder or creditor, or in which it is or was otherwise interested, if it is not otherwise established that such person is or was serving as a director, officer, employee or agent at the request of the Corporation, the Board of Directors of the Corporation may determine whether such service is or was at the request of the Corporation, and it shall not be necessary to show any actual or prior request for such service.

2. References to a corporation include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a director, officer, employee or agent of a constituent corporation or is or was serving at the request of a constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity.

3. The term “other enterprise” shall include, without limitation, employee benefit plans and voting or taking action with respect to stock or other assets therein; the term “serving at the request of the corporation” shall include, without limitation, any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, a director, officer, employee or agent with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have satisfied any standard of care required by or pursuant to this Article in connection with such plan; the term “fines” shall include, without limitation, any excise taxes assessed on a person with respect to an employee benefit plan and shall also include any damages (including treble damages) and any other civil penalties.

J.  Survival.  Any indemnification rights provided pursuant to this Article shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. Notwithstanding any other provision in these Articles of Incorporation, any indemnification rights arising under or granted pursuant to this Article shall survive amendment or repeal of this Article with respect to any acts or omissions occurring prior to the effective time of such amendment or repeal and persons to whom such indemnification rights are given shall be entitled to rely upon such indemnification rights with respect to such acts or omissions as a binding contract with the Corporation.

K.  Liability of the Directors.  It is the intention of the Corporation to limit the liability of the directors of the Corporation, in their capacity as such, whether to the Corporation, its shareholders or otherwise, to the fullest extent permitted by law. Consequently, should The General and Business Corporation Law of Missouri or any other applicable law be amended or adopted hereafter so as to permit the elimination or limitation of such liability, the liability of the directors of the Corporation shall be so eliminated or limited without the need for amendment of these Articles or further action on the part of the shareholders of the Corporation.

ARTICLE THIRTEEN

EXCULPATION

The liability of the Corporation’s directors to the Corporation or any of its shareholders for monetary damages for breach of fiduciary duty as a director shall be eliminated to the fullest extent permitted under the Missouri General and Business Corporation Law. Any repeal or modification of this Article Thirteen by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

ARTICLE FOURTEEN

FIVE PERCENT OWNERSHIP

A. In order to preserve the Tax Benefits to which the Corporation or any direct or indirect subsidiary thereof is entitled pursuant to the Internal Revenue Code of 1986, as amended, or any successor statute (the

“Code”) and the Treasury Regulations promulgated thereunder, the Corporation Securities shall be subject to the following restrictions:

(i) Certain Definitions.  For purposes of this Article Fourteen, the following terms shall have the meanings indicated (and any references to any portions of Treasury Regulation § 1.382-2T shall include any successor provisions):

(a) “5% Transaction” means any Transfer or purported Transfer of Corporation Securities described in Section A.(ii) of this Article Fourteen, which Transfer is prohibited and/or void under the provisions of such Section A.(ii) of this Article Fourteen.

(b) “Additional Split-Off” has the meaning set forth in the Recapitalization and Distribution Agreement.

(c) “Agent” means any agent designated by the Board of Directors of the Corporation pursuant to Section B.(ii) of this Article Fourteen.

(d) “Corporation Securities” means (I) shares of New Common Stock, (II) shares of Preferred Stock (other than preferred stock described in Section 1504(a)(4) of the Code), (III) warrants, rights, or options (including options within the meaning of Treasury Regulation § 1.382-2T(h)(4)(v)) to purchase stock (other than preferred stock described in Section 1504(a)(4) of the Code) of the Corporation, and (IV) any other interest that would be treated as “stock” of the Corporation pursuant to Treasury Regulation § 1.382-2T(f)(18).

(e) “Debt Exchange” has the meaning set forth in the Recapitalization and Distribution Agreement.

(f) “Excess Securities” has the meaning set forth in subsection B.(i) of this Article Fourteen.

(g) “End Date” has the meaning set forth in the Recapitalization and Distribution Agreement.

(h) “Five-Percent Shareholder” means a Person or group of Persons that is a “5-percent shareholder” of the Corporation pursuant to Treasury Regulation § 1.382-2T(g).

(i) “MetLife” means MetLife, Inc., a Delaware corporation.

(j) “Percentage Stock Ownership” means the percentage stock ownership interest as determined in accordance with Treasury Regulation § 1.382-2T(g), (h), (j) and (k).

(k) “Permitted Transfer” means a Transfer of Corporation Securities (A) after the Restriction Release Date, (B) pursuant to any (1) merger, consolidation or similar transaction approved in advance by the Board of Directors or (2) tender or exchange offer made pursuant to the applicable rules and regulations of the Exchange Act, for any or all outstanding New Common Stock in which a majority of each class of the outstanding New Common Stock has been validly tendered and not withdrawn and in which offer the offeror or an affiliate thereof has committed to consummate a merger with the Corporation in which all of the New Common Stock not so acquired in such offer is (subject to any applicable dissenters’ rights) converted into the same type and amount of consideration paid for New Common Stock accepted in such tender or exchange offer, (C) pursuant to the exercise of any option or warrant outstanding on the effective date of these Amended and Restated Articles of Incorporation to purchase Corporation Securities from the Corporation, (D) pursuant to the Split-Off or any Additional Split-Off or any Public Debt Exchange, (E) any issuance of Corporation Securities by the Corporation or any of its subsidiaries, or (F) pursuant to any Private Debt Exchange, the Transfer from MetLife of
Old
 Class B Common Stock to its immediate transferees, but not to the transferees of such immediate transferees.

(l) “Person” shall mean any individual, firm, corporation, partnership, trust association, limited liability company, limited liability partnership, or other entity, or any group of Persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Treasury

Regulation § 1.382-3(a)(1), or otherwise and shall include any successor (by merger or otherwise) of any such entity.

(m) “Private Debt Exchange” has the meaning set forth in the Recapitalization and Distribution Agreement.

(n) “Prohibited Distribution” has the meaning set forth in subsection B.(ii) of this Article Fourteen.

(o) “Public Debt Exchange” has the meaning set forth in the Recapitalization and Distribution Agreement.

(p) “Purported Transferee” has the meaning set forth in subsection B.(i) of this Article Fourteen.

(q) “Prohibited Transfer” means any 5% Transaction (other than a Permitted Transfer).

(r) “Recapitalization and Distribution Agreement” means the Recapitalization and Distribution Agreement, dated as of June 1, 2008, by and between the Corporation and MetLife, as it may be amended from time to time.

(s) “Restriction Release Date” means the earlier of (x) September 13, 2011, or (y) such other date as the Board of Directors may determine in good faith that this Article Fourteen is no longer in the best interests of the Corporation and its shareholders.

(t) “Section 382” means Section 382 of the Code, or any comparable successor provision.

(u) “Split-Off” has the meaning set forth in the Recapitalization and Distribution Agreement.

(v) “Tax Benefit” means the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, of the Corporation or any direct or indirect subsidiary thereof.

(w) “Transfer” means any direct or indirect sale, transfer, assignment, exchange, issuance, grant, redemption, repurchase, conveyance, pledge or other disposition, whether voluntary or involuntary, and whether by operation of law or otherwise, by any Person other than the Corporation. A Transfer also shall include the creation or grant of an option, warrant or right (including an option within the meaning of Treasury Regulation Section 1.382-4(d)(9)) by any Person other than the Corporation, but only if such option, warrant or right would be deemed exercised pursuant to Treasury Regulation Section 1.382-4(d)(2)(i).

(ii) Transfer Restrictions.  Any attempted Transfer of Corporation Securities prior to the Restriction Release Date, or any attempted Transfer of Corporation Securities pursuant to an agreement entered into prior to the Restriction Release Date, that is not a Permitted Transfer shall be prohibited and void ab initio insofar as it purports to transfer ownership or rights in respect of such Corporation Securities to the Purported Transferee to the extent that, as a result of such Transfer (or any series of Transfers of which such Transfer is a part), either (1) any Person or group of Persons shall become a Five-Percent Shareholder other than by reason of Treasury Regulation Section 1.382-2T(j)(3)(i), or (2) the Percentage Stock Ownership interest in the Corporation of any Five-Percent Shareholder shall be increased.

(iii) The restrictions set forth in Section A.(ii) of this Article Fourteen shall not apply to an attempted Transfer that is a 5% Transaction if the transferor or the transferee obtains the prior written approval of the Board of Directors or a duly authorized committee thereof. In considering whether to approve any such transfer, the Board of Directors may take into account both the proposed Transfer and potential future Transfers. The Board of Directors may exercise the authority granted by this Section A(iii) of this Article Fourteen through duly authorized officers or agents of the Corporation.

(iv) Each certificate representing shares of Corporation Securities issued prior to the Restriction Release Date shall contain the legend set forth below, evidencing the restrictions set forth in this Section A of this Article Fourteen and Sections B and C of this Article Fourteen:

“The transfer of securities represented by this certificate is (and other securities of the Corporation may be) subject to restriction pursuant to Article Fourteen of the Corporation’s Amended and Restated Articles of Incorporation. The Corporation will furnish a copy of its Amended and Restated Articles of Incorporation setting forth the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights to the holder of record of this Certificate without charge upon written request addressed to the Corporation at its principal place of business.”

With respect to any shares of Corporation Securities that are not evidenced by a certificate, but are uncertificated securities, the foregoing legend shall be set forth in the initial statement of holdings.

B.  Treatment of Excess Securities.

(i) No employee or agent of the Corporation shall record any Prohibited Transfer, and the purported transferee of such a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a shareholder of the Corporation for any purpose whatsoever in respect of the Corporation Securities which are the subject of the Prohibited Transfer (the “Excess Securities”). Until the Excess Securities are acquired by another Person in a Transfer that is not a Prohibited Transfer, such Purported Transferee shall not be entitled with respect to such Excess Securities to any rights of shareholders of the Corporation, including, without limitation, the right to vote such Excess Securities or to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any; provided, however, that the Transferor of such Excess Securities shall not be required to disgorge, and shall be permitted to retain for its own account, any proceeds of such Transfer, and shall have no further rights, responsibilities, obligations or liabilities with respect to such Excess Securities, if such Transfer was a Prohibited Transfer. Once the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Corporation Securities shall cease to be Excess Securities. For this purpose, any transfer of Excess Securities not in accordance with the provisions of this Section B of this Article Fourteen shall also be a Prohibited Transfer.

(ii) If the Corporation determines that a Transfer of Corporation Securities constitutes a Prohibited Transfer then, upon written demand by the Corporation, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any dividends or other distributions that were received by the Purported Transferee from the Corporation with respect to the Excess Securities (“Prohibited Distributions”), to the Agent designated by the Board of Directors. The Agent shall thereupon sell to a buyer or buyers, which may include the Corporation, the Excess Securities transferred to it in one or more arm’s length transactions (over the New York Stock Exchange or other national securities exchange, if possible, or otherwise privately); provided, however, that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific timeframe if, in the Agent’s discretion, such sale or sales would disrupt the market for the Corporation Securities or otherwise would adversely affect the value of the Corporation Securities. If the Purported Transferee has resold the Excess Securities before receiving the Corporation’s demand to surrender Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Corporation grants written permission to the Purported Transferee to retain a portion of such sales proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Section B.(iii) of this Article Fourteen if the Agent rather than the Purported Transferee had resold the Excess Securities. Disposition of Excess Securities by the Agent pursuant to this Section B.(ii) of this Article Fourteen shall be deemed to occur simultaneously with the Prohibited Transfer to which the Excess Securities relate.

(iii) The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee has previously resold the Excess Securities, any amounts received by it from a Purported Transferee, as follows: (x) first, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder; (y) second, any remaining amounts shall be paid to the Purported Transferee, up to the amount paid by the Purported Transferee for the Excess Securities (or the fair market value of the Excess Securities (1) calculated on the basis of the closing market price for the Corporation Securities on the New York Stock Exchange, or such other national securities exchange on which the Corporation Securities are then listed or admitted to trading, on the day before the Prohibited Transfer, (2) if the Corporation Securities are not listed or admitted to trading on any national securities exchange but are traded in the over-the-counter market, calculated based upon the difference between the highest bid and lowest asked prices, as such prices are reported by NASDAQ or any successor system on the day before the Prohibited Transfer or, if none, on the last preceding day for which such quotations exist, or (3) if the Corporation Securities are neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then as determined in good faith by the Board of Directors, at the time of the Prohibited Transfer to the Purported Transferee), which amount (or fair market value) shall be determined by the Board of Directors in its discretion; and (z) third, any remaining amounts, subject to the limitations imposed by the following proviso, shall be paid to one or more organizations qualifying under Section 501(c)(3) of the Code (or any comparable successor provision) (“Section 501(c)(3)”) selected by the Board of Directors; provided, however, that if the Excess Securities (including any Excess Securities arising from a previous Prohibited Transfer not sold by the Agent in a prior sale or sales), represent a 5% or greater Percentage Stock Ownership in any class of Corporation Securities, then any such remaining amounts to the extent attributable to the disposition of the portion of such Excess Securities exceeding a 5% Percentage Stock Ownership interest in such class shall be paid to two or more organizations qualifying under Section 501(c)(3) selected by the Board of Directors. The recourse of any Purported Transferee in respect of any Prohibited Transfer shall be limited to the amount payable to the Purported Transferee pursuant to clause (y) of the preceding sentence. In no event shall the proceeds of any sale of Excess Securities pursuant to this Section B of this Article Fourteen inure to the benefit of the Corporation.

(iv) If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof to the Agent within 30 days from the date on which the Corporation makes a written demand pursuant to Section B.(ii) of this Article Fourteen, then the Corporation shall use its best efforts to enforce the provisions hereof, including the institution of legal proceedings to compel such surrender.

(v) The Corporation shall make the written demand described in Section B.(ii) of this Article Fourteen within 30 days of the date on which the Board of Directors determines that the attempted Transfer would result in Excess Securities; provided, however, that if the Corporation makes such demand at a later date, the provisions of Sections A and B of this Article Fourteen shall apply nonetheless.

(vi) Anything herein to the contrary notwithstanding, the Agent shall not act or be treated as acting as an agent for or on behalf of the Purported Transferee or for or on behalf of the Corporation and shall have no right to bind any of them, in contract or otherwise, but shall act only to carry out the ministerial functions assigned to it in this Section B of this Article Fourteen.

C.  Board Authority.  The Board of Directors shall have the power to determine all matters necessary for assessing compliance with Sections A and B of this Article Fourteen, including, without limitation, (i) the identification of any Five-Percent Shareholder, (ii) whether a Transfer is a 5% Transaction, a Prohibited Transfer or a Permitted Transfer, (iii) the Percentage Stock Ownership in the Corporation of any Five-Percent Shareholder, (iv) whether an instrument constitutes Corporation Securities, (v) the amount (or fair market value) due to a Purported Transferee pursuant to Section B.(iii) of this Article Fourteen, and (vi) any other matters which the Board of Directors determines to be relevant; and the good-faith determination of the Board of Directors on such matters shall be conclusive and binding for all the purposes of Sections A and B of this Article Fourteen. Nothing contained herein shall limit the authority of the Board of Directors to take such other action, in its discretion, to the extent permitted by law as it deems necessary or advisable to protect the Corporation, any direct or indirect subsidiary thereof and the interests of the holders of the Corporation’s securities in preserving the Tax Benefit. Without limiting the generality of the foregoing, in the event of a change in law or Treasury Regulations making one or more of the following actions necessary or desirable, the Board of Directors may (i) accelerate the Restriction Release Date, (ii) modify the specific application of the Transfer restrictions set forth in Section A.(ii) of this Article Fourteen, or (iii) modify the definitions of any terms set forth in this Article Fourteen; provided that (1) the Board of Directors shall determine in writing that such acceleration, extension, change or modification is reasonably necessary or advisable to preserve the Tax Benefit under the Code and the regulations thereunder or that the continuation of these restrictions is no longer reasonably necessary for the preservation of the Tax Benefit; and (2) no such modification shall limit or restrict the scope of clauses (D) or (F) of the definition of “Permitted Transfer” in Section A(i)(k) of this Article Fourteen prior to the End Date (as defined in the Recapitalization and Distribution Agreement).

D.  Miscellaneous.  Any provision in this Article Fourteen which is judicially determined to be prohibited, invalid or otherwise unenforceable (whether on its face or as applied to a particular shareholder, transferee or Transfer) under the laws of the State of Missouri shall be ineffective to the extent of such prohibition, invalidity or unenforceability without prohibiting, invalidating or rendering unenforceable the remaining provisions of this Article Fourteen and of these Amended and Restated Articles of Incorporation, which shall be thereafter interpreted as if the prohibited, invalid or unenforceable part were not contained herein, and, to the maximum extent possible, in a manner consistent with preserving the Corporation’s use of the Tax Benefits without any Section 382 limitation.

PRELIMINARY COPY
PROXY
REINSURANCE GROUP OF AMERICA, INCORPORATED
Class A Common Stock
This Proxy is Solicited on Behalf of the Board of Directors
The undersigned does hereby appoint Jack B. Lay, James E. Sherman and William L. Hutton, or any of them, each with power of substitution, as the true and lawful attorneys-in-fact, agents and proxies of the undersigned to represent and vote all shares of Class A Common Stock standing on the books of Reinsurance Group of America, Incorporated (“RGA”) in the name of the undersigned at the Special Meeting of Shareholders of RGA, to be held at RGA’s corporate headquarters at 1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017 on November 25, 2008 at 11:00 a.m., local time, and at any adjournments or postponements thereof (the “Special Meeting”) and to vote all the shares of Class A Common Stock standing on the books of the Company in the name of the undersigned as specified and in their discretion on such other business as may properly come before the meeting. The undersigned hereby revokes any proxy previously given and acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated October [       ], 2008.
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED WITH RESPECT TO ALL MATTERS SET FORTH ON THE REVERSE SIDE AND, WITH RESPECT TO ALL OTHER MATTERS PROPERLY COMING BEFORE THE SPECIAL MEETING, WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS NAMED ABOVE. IF NO DIRECTION IS MADE, THE PROXIES WILL BE VOTED “FOR” THE PROPOSALS LISTED ON THE REVERSE SIDE.
Please complete, sign and date other side and return promptly.

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE
October [___], 2008
Dear Shareholder:
     We invite you to attend the Special Meeting of the Shareholders of Reinsurance Group of America, Incorporated, to be held on November 25, 2008 at the Company’s offices at 1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017 at 11:00 a.m., local time.
     It is important that your shares are represented at the Special Meeting. Whether or not you plan to attend the Special Meeting, please review the enclosed proxy materials, complete the proxy form on the reverse side, detach it, and return it promptly in the envelope provided.

This proxy will be voted as specified. If no specification is made, this proxy will be voted FOR Proposals 1, 2 and 3.	Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE
The RGA Board of Directors recommends a vote “FOR” Proposals 1, 2 and 3.	PLEASE MARK YOUR CHOICE LIKE THIS IN BLUE OR BLACK INK.	☒

		FOR	AGAINST	ABSTAIN

1.	To approve the conversion of the RGA class B common stock into RGA class A common stock on a one-for-one basis.	☐	☐	☐

		FOR	AGAINST	ABSTAIN

2.	To approve the amendment and restatement of RGA’s Amended and Restated Articles of Incorporation.	☐	☐	☐

		FOR	AGAINST	ABSTAIN

3.	To adjourn the Special Meeting if necessary or appropriate to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposals 1 or 2.	☐	☐	☐
Dated:                                                                , 2008

Signature

Signature if held jointly
Please sign as name appears hereon. If Shares are owned in joint names, both owners must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title.

Please sign as registered and return promptly to:
Reinsurance Group of America, Incorporated, Midtown Station, PO Box 870, New York, NY 10138
▲ FOLD AND DETACH HERE ▲
WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to special meeting day.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET http://www.proxyvoting.com/rga		TELEPHONE 1-866-540-5760
OR
Use the Internet to vote your proxy. Have; your proxy card in hand when you access the web site.		Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
Important Notice regarding the availability of Proxy Material for the
Shareholders Meeting to be held November 25, 2008. The proxy statement may be viewed online at www.rgare.com

PRELIMINARY COPY
PROXY
REINSURANCE GROUP OF AMERICA, INCORPORATED
Class B Common Stock
This Proxy is Solicited on Behalf of the Board of Directors
The undersigned does hereby appoint Jack B. Lay, James E. Sherman and William L. Hutton, or any of them, each with power of substitution, as the true and lawful attorneys-in-fact, agents and proxies of the undersigned to represent and vote all shares of Class A Common Stock standing on the books of Reinsurance Group of America, Incorporated (“RGA”) in the name of the undersigned at the Special Meeting of Shareholders of RGA, to be held at RGA’s corporate headquarters at 1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017 on November 25, 2008 at 11:00 a.m., local time, and at any adjournments or postponements thereof (the “Special Meeting”) and to vote all the shares of Class B Common Stock standing on the books of the Company in the name of the undersigned as specified and in their discretion on such other business as may properly come before the meeting. The undersigned hereby revokes any proxy previously given and acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated October [       ], 2008.
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED WITH RESPECT TO ALL MATTERS SET FORTH ON THE REVERSE SIDE AND, WITH RESPECT TO ALL OTHER MATTERS PROPERLY COMING BEFORE THE SPECIAL MEETING, WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS NAMED ABOVE. IF NO DIRECTION IS MADE, THE PROXIES WILL BE VOTED “FOR” THE PROPOSALS LISTED ON THE REVERSE SIDE.
Please complete, sign and date other side and return promptly.

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE
October [___], 2008
Dear Shareholder:
     We invite you to attend the Special Meeting of the Shareholders of Reinsurance Group of America, Incorporated, to be held on November 25, 2008 at the Company’s offices at 1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017 at 11:00 a.m., local time.
     It is important that your shares are represented at the Special Meeting. Whether or not you plan to attend the Special Meeting, please review the enclosed proxy materials, complete the proxy form on the reverse side, detach it, and return it promptly in the envelope provided.

This proxy will be voted as specified. If no specification is made, this proxy will be voted FOR Proposals 1, 2 and 3.	Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE
The RGA Board of Directors recommends a vote “FOR” Proposals 1, 2 and 3.	PLEASE MARK YOUR CHOICE LIKE THIS IN BLUE OR BLACK INK.	☒

		FOR	AGAINST	ABSTAIN

1.	To approve the conversion of the RGA class B common stock into RGA class A common stock on a one-for-one basis.	☐	☐	☐

		FOR	AGAINST	ABSTAIN

2.	To approve the amendment and restatement of RGA’s Amended and Restated Articles of Incorporation.	☐	☐	☐

		FOR	AGAINST	ABSTAIN

3.	To adjourn the Special Meeting if necessary or appropriate to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposals 1 or 2.	☐	☐	☐
Dated:                                                                , 2008

Signature

Signature if held jointly
Please sign as name appears hereon. If Shares are owned in joint names, both owners must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title.

Please sign as registered and return promptly to:
Reinsurance Group of America, Incorporated, Midtown Station, PO Box 870, New York, NY 10138
▲ FOLD AND DETACH HERE ▲
WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to special meeting day.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET http://www.proxyvoting.com/rga		TELEPHONE 1-866-540-5760
OR
Use the Internet to vote your proxy. Have; your proxy card in hand when you access the web site.		Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
Important Notice regarding the availability of Proxy Material for the
Shareholders Meeting to be held November 25, 2008. The proxy statement may be viewed online at www.rgare.com